                                  SCHEDULE 14A
                                 (Rule 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

         Filed by the Registrant /X/
         Filed by a Party other than the Registrant / /

         Check the appropriate box:

         / /  Preliminary Proxy Statement
         / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
         /X/  Definitive Proxy Statement
         / /  Definitive Additional Materials
         / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       VOICE MOBILITY INTERNATIONAL, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

      (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
         /X/  No fee required.

         / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1)  Title of each class of securities to which transaction applies:

         (2)  Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)  Proposed maximum aggregate value of transaction:

         (5)  Total fee paid:

         / /  Fee paid previously with preliminary materials.

         / / Check box if any part of the fee if offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)  Amount Previously Paid:

         (2)  Form, Schedule or Registration Statement No.:

         (3)  Filing Party:

         (4)  Date Filed:

May 19, 2000


Dear Stockholder:

         On behalf of the Board of Directors (the "Board"), I cordially invite you to the annual meeting of the stockholders (the "Annual Meeting") of Voice Mobility International, Inc. (the "Company") which will be held on June 9, 2000 at 2:00 p.m. at the Metropolitan Hotel, Connaught Room, located at 645 Howe Street, Vancouver, British Columbia, Canada, V6C 2Y9. . I hope that you will be able to attend in person. Following the formal business of the Annual Meeting, management will be available to respond to your questions.

         At the Annual Meeting, stockholders will be asked to consider and vote upon the following matters:

         (1) To approve an increase in the total amount of the Company's authorized common stock, $.001 par value per share (the "Common Stock"), from 50,000,000 authorized shares of Common Stock, to 100,000,000 authorized shares of Common Stock (the "Capital Stock Increase"), and

         (2) To consider and vote on the adoption of Amended and Restated Bylaws of the Company (the "Amended Bylaws");

         (3) To elect Thomas G. O'Flaherty, James J. Hutton, William E. Krebs, Randy G. Buchamer, Colin Corey, Morgan Sturdy, and David Scott as the directors of the Company for the following year;

         (4) To consider and vote on the the Company's 1999 Stock Option Plan which authorized the issuance of stock options to acquire up to 5,000,000 shares of Common Stock, as well as certain amendments to the Company's 1999 Stock Option Plan (the "Amended 1999 Plan") which, among other things, would increase the total amount of shares of Common Stock authorized to be issued under the Amended 1999 Plan from 5,000,000 to 10,000,000 ; and

         After careful consideration and consultation with its legal and financial advisors, the Board has approved, and recommends that the stockholders vote "FOR" the Capital Stock Increase, that the stockholders vote "FOR" the Amended Bylaws, that the stockholders vote "FOR" the directors nominated by the Board, and that the stockholders vote "FOR" the amendment to the 1999 Stock Option Plan.

         At the Annual Meeting, each holder of record of shares of Common Stock as of May 12, 2000 (the "Record Date"), will be entitled at the meeting to one (1) vote on each matter properly brought before the Annual Meeting. The holders of the Company's Series A Preferred Shares will be entitled to vote that number of shares equal to the unexercised exchange portion of those 6,600,000 "Exchange B" shares ("Exchangeable Shares") of Voice Mobility Canada, Inc. Holders of Exchangeable Shares which are exchanged prior to or on the Record Date would then have become holders of Common Stock and would be entitled to vote such Common Stock as set forth herein.

         The increase in the Company's authorized Common Stock (the "Capital Stock Increase") requires the approval of the majority of the outstanding shares of Common Stock and Exchangeable Shares. Holders of Common Stock and Exchangeable Shares are not entitled to dissenters' rights in the event the Capital Stock Increase is approved. The election of directors requires that each person nominated as a director receive a plurality of the votes cast pursuant to Article II, Section 10 of the Bylaws of the Company.

         The Board of Directors believes the increase in the authorized Common Stock of the Company will allow the Company to have greater flexibility in financing the its continuing operations. For a further discussion of the purpose and effect of the increase in the total amount of the Company's authorized Common Stock, see "Proposal 1 - Increase in the Company's Total Authorized Common Stock-Purpose and Effect of Increase in Total Authorized Common Stock of the Company" in the accompanying Proxy Statement.

         The Board of Directors has approved the Amended Bylaws in an effort to streamline corporate governance of the Company and to conform the Company's bylaws to industry standards. Additionally, the Amended Bylaws would provide for indemnification of the Company's officers and directors against any proceeding, including a derivative action, brought against such officers or directors based on actions they have taken as officers or directors of the Company, provided such officer or director acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Company. For a discussion of the purpose and effect of the Amended Bylaws, see "Proposal 2 - Approval of the Amended and Restated Bylaws of the Company" in the accompanying proxy statement.

         The Board of Directors believes that the Amended 1999 Plan will increase the ability of the Company to award options to meritorious employees thereby allowing the Company to attract and retain people for key positions, to encourage and assist its key employees, directors, advisers and subsidiaries to acquire or retain an appropriate stake in the Company's future, to provide additional incentives to such persons, to allow the Company to continue to rationalize the capital held by its founders and key leaders, and to foster continued growth of the Company. For a further discussion of the purpose and effect of the amendment to the 1999 Stock Option Plan, see "Proposal 3 - Approval of Amendment to the 1999 Stock Option Plan" in the accompanying Proxy Statement.

         Details of the Capital Stock Increase proposal, and the names and qualifications of the nominees for Directors of the Company and other important information are set forth in the accompanying Proxy Statement and should be considered carefully by stockholders.

         I hope that you will attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting and regardless of the number of shares of stock you own, please complete, date and sign the enclosed proxy card and return it promptly in the accompanying envelope. You may, of course, attend the Annual Meeting and vote in person, even if you have previously returned your proxy card.

                                       Sincerely,


                                       VOICE MOBILITY INTERNATIONAL, INC.


                                       By: /s/ William E. Krebs
                                           --------------------

                                       William E. Krebs, Chairman of the Board

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

         Notice is hereby given that Voice Mobility International, Inc. (the "Company") will hold its Annual Meeting of Stockholders on June 9, 2000 at 2:00 p.m., Pacific Daylight Time at the Metropolitan Hotel, Connaught Room, located at 645 Howe Street, Vancouver, British Columbia, Canada, V6C 2Y9. . The Annual Meeting is being held for the following purposes:

         PROPOSAL 1:       To approve an increase in the total amount of the
                           Company's authorized common stock, $.001 par value per share (the "Common Stock"), from 50,000,000 authorized shares of Common Stock, to 100,000,000 authorized shares of Common Stock (the "Capital
                           Stock Increase") pursuant to the amendment to the Company's Articles of Incorporation set forth on
                           EXHIBIT 1 hereto, and

         PROPOSAL 2:       To ratify the adoption of Amended and Restated
                           Bylaws as the bylaws of the Company attached as
                           EXHIBIT 2 hereto;

         PROPOSAL 3:       To elect Thomas G. O'Flaherty, James J. Hutton,
                           William E. Krebs, Randy G. Buchamer, Colin Corey,
                           Morgan Sturdy and David Scott as the directors of the Company for the following year;

         PROPOSAL 4:       To consider and vote on the approval of the Voice
                           Mobility International, Inc. 1999 Stock Option Plan
                           ("1999 Plan") a copy of which is attached hereto as
                           EXHIBIT 3.1, which authorized the issuance of stock options to acquire up to 5,000,000 shares of Common
                           Stock together with the Voice Mobility International,
                           Inc. Amended and Restated 1999 Stock Option Plan
                           (the "Amended 1999 Plan") a copy of which is attached hereto as EXHIBIT 3.2, which would increase the total amount of shares of Common Stock authorized to be issued under the Amended 1999 Plan from 5,000,000 to 10,000,000 shares of Common Stock; and

                           To consider and vote on such other matters as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

         The Board of Directors has fixed May 12, 2000 as the Record Date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement. Holders of the Company's Common Shares and the "Exchange B" Shares ("Exchangeable Shares") of Voice Mobility Canada, Inc. on the Record Date are entitled to participate in and vote at the Annual Meeting. At the Annual Meeting, each of the Common Shares represented at the meeting will be entitled to one vote on each matter properly brought before the Annual Meeting. The holders of the Company's Series A Preferred Shares will be entitled to vote that number of shares equal to the unexercised exchange portion of those 6,600,000 "Exchange B" shares ("Exchangeable Shares") of Voice Mobility Canada, Inc. Holders of Exchangeable Shares which are exchanged for Common Stock prior to or on the Record Date would be entitled to vote such Common Stock as set forth herein.

         Your attention is directed to the accompanying information statement and exhibits which summarize each item. Stockholders who do not expect to attend the Annual Meeting in person and who are entitled to vote are requested to date, sign and return the enclosed proxy as promptly as possible in the enclosed envelope.

Dated:   May 19, 2000

                                         BY ORDER OF THE BOARD OF DIRECTORS


                                         By: /s/ William E. Krebs
                                             --------------------
                                         William E. Krebs, Chairman of the Board

                    STOCKHOLDER INFORMATION ON ANNUAL MEETING

         The enclosed materials have been prepared to provide each stockholder with information concerning the matters to be considered at the Annual Meeting. Please read these materials carefully before you vote on the enclosed proxy or at the Annual Meeting.

VOTING

         In voting, please specify your choices by marking the appropriate spaces on the enclosed proxy, signing and dating the proxy and returning it in the accompanying envelope. If no directions are given and the signed proxy is returned, the proxy holders will vote the shares in favor of Proposals 1, 2, 3 and 4 and at their discretion on any other matters that may properly come before the Annual Meeting. In situations where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies to the brokers (so-called "broker non-votes"), the affected shares will be counted for purposes of determining the presence or absence of a quorum for the transaction of business but will not be included in the vote totals. Therefore, a failure by a stockholder to return a proxy and indicate their vote on Proposals 1, 2, 3 and 4 will, in effect, be treated as a non-vote on Proposals 1, 2, 3 and 4 since shares cannot be counted as voting "FOR" Proposals 1, 2, 3 or 4 if a proxy is not returned.

         The approval of Proposal 1 requires that the Company's Articles of Incorporation be amended. Under Section 78.390 of the Nevada Revised Statutes (the "Revised Statutes"), amendment of the Company's Articles of
Incorporation requires the affirmative vote of a majority of the outstanding shares of Common Stock and Exchangeable Shares.

         THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" PROPOSAL 1 TO AMEND THE ARTICLES OF INCORPORATION TO EFFECT THE INCREASE IN THE TOTAL AMOUNT OF THE COMPANY'S AUTHORIZED COMMON STOCK, $.001 PAR VALUE TO 100,000,000 SHARES.

         Approval of the Amended and Restated Bylaws (the "Amended Bylaws") as the bylaws of the Company requires the affirmative vote of a majority of all Common Stock and Exchangeable Shares issued and outstanding.

         THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" PROPOSAL 2 TO APPROVE THE AMENDED AND RESTATED BYLAWS.

         The election of Directors requires that each person nominated as a Director receive a plurality of the votes cast pursuant to Article II,
Section 10 of the Bylaws of the Company.

         THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" PROPOSAL 3 TO ELECT ALL NOMINEES AS THE DIRECTORS OF THE COMPANY UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS.

         Approval of the Voice Mobility International, Inc. 1999 Plan and the Amended 1999 Plan each requires the affirmative vote of a majority of the votes cast pursuant to Article II, Section 10 of the Bylaws of the Company.

         THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" PROPOSAL 4 TO APPROVE THE AMENDED 1999 PLAN.

         A STOCKHOLDER HAS THE RIGHT TO APPOINT A PERSON (WHO NEED NOT BE A STOCKHOLDER) TO ATTEND AND ACT FOR HIM AND ON HIS BEHALF AT THE ANNUAL MEETING OTHER THAN THE PERSONS DESIGNATED IN THE ACCOMPANYING FORM OF PROXY. TO EXERCISE THIS RIGHT, THE STOCKHOLDER MAY INSERT THE NAME OF THE DESIRED PERSON IN THE BLANK SPACE PROVIDED IN THE PROXY AND STRIKE OUT THE OTHER NAMES OR MAY SUBMIT ANOTHER PROXY.

         THE SHARES REPRESENTED BY PROXIES IN FAVOR OF MANAGEMENT WILL BE VOTED ON ANY BALLOT (SUBJECT TO ANY RESTRICTIONS THEY MAY CONTAIN) IN FAVOR OF THE MATTERS DESCRIBED IN THE PROXY.

REVOCABILITY OF PROXIES

         Any stockholder giving a proxy has the power to revoke it at any time before the proxy is voted. In addition to revocation in any other manner permitted by law, a proxy may be revoked by instrument in writing executed by the stockholder or by his attorney authorized in writing, or, if the stockholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized, and deposited at the executive office of the Company located at Suite 180 - 13777 Commerce Parkway Richmond, British Columbia, Canada V6V 2X3, at any time up to and including the last business day preceding the day of the meeting, or any adjournment thereof, or with the chairman of the meeting on the day of the meeting. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy.

OUTSTANDING COMMON STOCK AND SERIES A PREFERRED SHARES

         Holders of record of Common Stock at the close of business on May 12, 2000, the Record Date, will be entitled to receive notice of and vote at the meeting. Currently the Company is authorized to issue 50,000,000 shares of Common Stock and 1,000,000 shares of preferred stock, par value of $.001 US per share ("Preferred Stock"). On the Record Date, there were 23,394,037 common share equivalents, consisting of 16,794,037 shares of Common Stock and one share of the Company's Series A Preferred Shares. The Company's Series A Preferred Shares are exchangeable into 6,600,000 shares of Common Stock issuable on conversion of all outstanding Exchangeable Shares outstanding. The holders of Common Stock are entitled to one (1) vote for each share held. The holders of the Company's Series A Preferred Shares will be entitled to vote that number of shares equal to the unexercised exchange portion of those 6,600,000 "Exchange B" shares ("Exchangeable Shares") of Voice Mobility Canada, Inc.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         We have set forth in the following table certain information regarding our Common Stock beneficially owned on March 17, 2000, for (i) each shareholder we know to be the beneficial owner of 5% or more of our outstanding common stock, (ii) each of the our executive officers and directors, and (iii) all executive officers and directors as a group. In general, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days. At March 17, 2000 we had outstanding 23,060,321 common share equivalents, consisting of 16,460,321 shares of Common Stock and 6,600,000 shares issuable upon conversion of all the outstanding Exchangeable Shares.


NAME AND ADDRESS                        NUMBER OF SHARES OF COMMON             PERCENT OF
OF SECURITY HOLDER                      STOCK BENEFICIALLY OWNED               BENEFICIAL OWNERSHIP
------------------                      ------------------------               --------------------

Edith Marion Both(1)                              2,700,000                              11.7%
843 Ida Lane, Kamloops
BC, V2B 6V2
Canada

James J. Hutton(2)                                2,238,556                               9.6%
6442-180th St.
Surrey, BC, V3S 7K2
Canada

William E. Krebs(3)                               2,543,897                              10.9%
300 Stewart Road
Salt Spring Island
BC, V8K 2C4
Canada

Jason Corless(4)                                  1,262,671                               5.4%
312-3277 Glasgow Ave.
Victoria, BC, V8X 1M3
Canada

Randy Buchamer (5)                                   50,000                               0.2%
5453 Nancy Greene Way
Vancouver, BC, V7R 4N2
Canada

Morgan Sturdy (5)                                    50,000                               0.2%
180-6651 Fraserwood Place
Richmond, BC, V6W 1J3

David D. Scott (5)                                   50,000                               0.2%
305-555 West 8th Ave.
Vancouver, BC, V5Z 1C6


Thomas G. O'Flaherty (6)                            500,000                               2.1%
509-2008 Fullerton Ave.
Vancouver, BC, V7P 3G7
Canada

All Executive Officers and Directors              9,395,124                              38.1%
as a Group (7 persons)


--------------------

(1) Includes 50,000 Plan Options. These shares are owned by E.W.G. Investments Ltd. of which Ms. Both is the sole shareholder.

(2) Includes 36,778 shares which are owned by Janice Gurney, his wife, over which Mr. Hutton disclaims beneficial ownership. Includes 250,000 Plan Options. Includes 55,000 shares and 55,000 stock purchase warrants both of which are held in a self-directed registered retirement savings plan.

(3) Includes 2,000,000 shares owned by PWMC of which Mr. Krebs is the sole shareholder and 93,897 shares owned by Margit Kristiansen, Mr. Krebs' wife. Mr. Krebs disclaims beneficial ownership of the shares owned by his wife. Includes 250,000 Plan Options. Includes 100,000 shares and 100,000 stock purchase warrants both of which are held in a self-directed registered retirement savings plan.

(4) Includes 114,671 shares owned by Cathie Stevens, his wife, over which Mr. Corless disclaims beneficial ownership. Includes 250,000 Plan Options. Includes 24,000 shares and 24,000 stock purchase warrants both of which are held in a self-directed registered retirement savings plan.

(5)      Includes 50,000 Plan Options.

(6)      Includes 500,000 Plan Options.


DISSENTING STOCKHOLDERS RIGHTS

         Dissenting Stockholders have no appraisal rights under Nevada law or under the Company's Articles of Incorporation or Bylaws in connection with the Capital Stock Increase.

SOLICITATION

         The Company will bear the entire cost of the solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional material furnished to stockholders. Proxies may be solicited by directors, officers and a small number of regular employees of the Company personally or by mail, telephone or telegraph, but such persons will not be specially compensated for such services. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians which hold shares of Common Stock and Series A Preferred Shares of record for beneficial owners for forwarding to such beneficial owners. The Company may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to such owners.

         YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR MARKED PROXY PROMPTLY SO YOUR SHARES CAN BE REPRESENTED, EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON.

         AT THE ANNUAL MEETING, HOLDERS OF 51% OF THE OUTSTANDING STOCK OF THE COMPANY MUST BE PRESENT IN PERSON OR BY PROXY TO CONDUCT BUSINESS.

         A STOCKHOLDER HAS THE RIGHT TO APPOINT A PERSON (WHO NEED NOT BE A STOCKHOLDER) TO ATTEND AND ACT FOR AND ON BEHALF OF HIM OR HER AT THE ANNUAL MEETING. THE DESIGNATED PERSON CAN BE SOMEONE OTHER THAN THE PERSONS DESIGNATED IN THE ACCOMPANYING FORM OF PROXY. TO

EXERCISE THIS RIGHT, THE STOCKHOLDER MAY INSERT THE NAME OF THE DESIRED PERSON ON THE PROXY AND STRIKE OUT THE OTHER NAMES OR MAY SUBMIT ANOTHER PROXY, IN PROPER FORM.

PROPOSAL 1.  INCREASE IN THE COMPANY'S TOTAL AUTHORIZED COMMON STOCK

GENERAL

         The Board of Directors of the Company has authorized a vote by the stockholders on the amendment of the Articles of Incorporation of the Company to increase the total amount of the Company's authorized common stock, par value $.001 U.S. per share (the "Common Stock"), from 50,000,000 shares to 100,000,000 shares (the "Capital Stock Increase"). Currently, the Company is authorized to issue 50,000,000 shares of Common and 1,000,000 shares of preferred stock, par value of $.001 U.S. per share ("Preferred Stock"). The Board is recommending this proposal to assure that the Company has additional equity available to support its capital requirements, including through equity financing.

         Proposal 1, if adopted, will be effected pursuant to the Certificate of Amendment to Articles of Incorporation (the "Certificate of Amendment"), which has been unanimously approved by the Board of Directors and recommended to the stockholders for their approval at the Annual Meeting. A copy of the Certificate of Amendment is attached as EXHIBIT 1.

         However, under the Certificate of Amendment, the Board of Directors will have the authority to determine, in its sole discretion, that it is in the best interest of the Company to abandon the Capital Stock Increase at any time prior to its approval by the stockholders.

         The Capital Stock Increase, if it occurs, may affect any given stockholder's proportionate equity interest in the Company, but will not affect the relative rights, preferences, privileges or priorities of any stockholder.

PURPOSE AND EFFECT OF INCREASE IN TOTAL AUTHORIZED CAPITAL STOCK OF THE
COMPANY

         The principal effect of the Capital Stock Increase will be to increase the total amount of authorized Common Stock of the Company from 50,000,000 shares to 100,000,000 shares. The respective voting rights and other rights that accompany the Common Stock and any designated series of the Preferred Stock will not be altered by the Capital Stock Increase, and the par value of the Common Stock will remain at $.001 U.S. per share. Consequently, the Board of Directors effectively will have the authority to issue 50,000,000 more shares of Common Stock than it had the authority to issue prior to the Capital Stock Increase. After giving effect to the Capital Stock Increase, the number of outstanding shares of Common Stock (as of the Record Date) would remain the same but the total number of shares of Common Stock which would be available for issuance by the Company would increase to 100,000,000 shares with the result that authorized but unissued shares available to the Company would be approximately 76,605,963 shares.

         All authorized but unissued shares of Common Stock or Preferred Stock will be available for issuance from time to time for any proper purpose approved by the Board of Directors including the financing of future operations (including issuances in connection with stock-based employee benefit plans, stock splits or dividends and issuances to raise capital or effect acquisitions). There are currently no arrangements, agreements and understandings for the issuance and the use of the additional shares of the authorized capital stock of the Company (other than issuances permitted or required under the Company's stock-based employee benefit plans or awards made pursuant to those plans). The Board of Directors does not presently intend to seek further stockholder approval of any future issuances of shares unless such approval is required by law or the rules of Nasdaq OTC Bulletin Board Market trading system.

         Stockholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of Common Stock that may be issued in the future, and therefore, future issuances of Common Stock or Preferred Stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of the existing stockholders. In reaching its decisions to submit the Capital Stock Increase proposal to the stockholders, the Board balanced the dilution which would result if all of the additional Common Stock is issued with the positive contribution which will be provided from the additional capital which the Company intends to have available for Company use from the issuance of the additional equity. The Board concluded that the Capital Stock Increase is important to the Company since it will enable the Company to continue to grow and develop its operations on a positive basis.

         The proposal could have an anti-takeover effect, although that is not its intention. For example, if the Company were the subject of a hostile takeover attempt, it could try to impede the takeover by issuing shares of Common Stock, thereby diluting the voting power of the other outstanding shares and increasing the potential cost of the takeover. The availability of this defensive strategy to the Company could discourage unsolicited takeover attempts, thereby limiting the opportunity for the Company's stockholders to realize a higher price for their shares than is generally available in the public markets. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

         The Board of Directors believes that the Capital Stock Increase is in the best interests of the Company and its stockholders. In this regard, the Board of Directors believes the Capital Stock Increase will allow the Company to finance ongoing activities and is therefore critical to its ability to continue operations and attract new capital. The Board of Directors also believes the Capital Stock Increase may enhance the Company's flexibility in its future financing and capitalization needs.

CHANGES IN STOCKHOLDERS' EQUITY

         The Company's stated capital, which consists of the par value per share of Common Stock multiplied by the number of shares of Common Stock issued, will not be immediately affected by the Capital Stock Increase. However, if the Board of Directors issued additional Common Stock made available as a result of the Capital Stock Increase the Company's stated capital could be increased. As of the Record Date, the Company's stated capital was 23,394. Correspondingly, the Company's capital in excess of par value, which consists of the difference between the Company's stated capital and the aggregate amount paid to the Company upon the issuance by the Company of all currently outstanding Common Stock, will be increased by the amount of consideration received for the Common Stock in excess of par value. The following table illustrates the principal effects of the Capital Stock Increase discussed in the preceding paragraphs:

                                                                                                 AFTER CAPITAL
                                                                      PRIOR TO CAPITAL           STOCK INCREASE
                                                                      STOCK INCREASE AND         AND AMENDED
NUMBER OF SHARES OF COMMON STOCK                                      AMENDED ARTICLES           ARTICLES
                                                                      ---------------------      ------------------
Authorized                                                            50,000,000                 100,000,000

Outstanding                                                           23,394,037                  23,394,037

Reserved for future issuance under stock compensation plans            5,000,000                  10,000,000

Reserved for future issuance under outstanding warrants                4,343,950                   4,343,950

Available for future issuance by action of the Board of Directors
(after giving effect to the above reservations)                       17,262,013                  62,262,013


         Assuming the Certificate of Amendment is approved by the stockholders at the Annual Meeting, the Certificate of Amendment will be filed with the Secretary of State of the State of Nevada immediately after the Annual Meeting and the Certificate of Amendment and the proposed Capital Stock Increase would become effective immediately upon such filing.

         However, there can be no assurance that the Capital Stock Increase will increase the Company's ability to finance ongoing activities or that it will not adversely impact the market price of the Common Stock or that the Capital Stock Increase will otherwise have any of the effects described herein.

INTERESTS OF CERTAIN PERSONS IN THE CAPITAL STOCK INCREASE

         The Company is not currently aware of any arrangements which, as a result of the Capital Stock Increase, would benefit an officer, director or associate of such persons, whether such persons are currently nominated to serve as directors for the coming fiscal year or whether such persons served as directors during the last fiscal year.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR PROPOSAL 1 TO APPROVE THE CAPITAL STOCK INCREASE.

PROPOSAL 2.  APPROVAL OF THE AMENDED AND RESTATED BYLAWS OF THE COMPANY

         The Board of Directors is seeking stockholder ratification of Amended and Restated Bylaws for the Company (the "Amended Bylaws") attached hereto as EXHIBIT 2. Pursuant to Article IX of the Company's Articles of Incorporation, the Board of Directors has adopted the Amended Bylaws in an effort to streamline corporate governance of the Company and to conform the Company's bylaws to industry standards. The bylaws under which the Company previously operated were typical of a small closely held company and were not typical of a publicly held corporation like the Company which has numerous and diverse stockholders. The Company believes its former Bylaws were too restrictive and were not in the best interests of the Company's stockholders.

         Substantive changes to the Bylaws included the following:

         1. Decreasing the percentage of shareholders permitted to call a special meeting;

         2. Increasing the number of days notice of meeting that may be given;

         3. Increasing the number of days prior to the annual meeting permitted for the record date to be set;

         4. Permitting action by the stockholders to be taken without a meeting by written consent of stockholders holding a majority of the outstanding shares of the Company instead of requiring unanimous consent;

         5. Adding a provision setting the maximum number of directors at nine and permitting the board of directors to set the number of directors between the minimum and maximum number required and setting the initial number of directors at seven;

         6. Adding a provision permitting bonus options to be granted to directors;

         7. Providing that the Bylaws may be amended by the board of directors rather than requiring shareholder approval;

         8. Changing the fiscal year of the Company to begin on January 1 of each year; and

         9. Adding a provision indemnifying the Company's officers and directors made a party to any proceeding, including a derivative action, based on actions they have taken as officers or directors of the Company, provided such officer or director acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Company.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.

PROPOSAL 3.  NOMINATION AND ELECTION OF DIRECTORS

NUMBER OF DIRECTORS

         The Amended Bylaws of the Company provide for a board of directors of between one and nine directors with the number of directors to be set from time to time by a resolution of the Board of Directors with the number of directors initially set at seven, each elected for a one year term. The director is elected by a plurality of votes at each annual meeting, continuing in office until the next annual meeting and until such director's successor is elected and has been qualified, or until such director's earlier death, resignation or removal.

         Assuming Proposal 2 is approved at the Annual Meeting, the stockholders will be voting to elect seven Directors and the Board of Directors has nominated seven persons in anticipation of such approval. If Proposal 2 is not adopted, each shareholder vote for seven persons will also constitute approval of a board of directors consisting of seven directors. The Amended Bylaws also state that directors must be elected by a plurality of votes. Common Shares and Series A Preferred Shares represented by proxies marked "withhold authority" for one or more nominees will be counted as a negative vote for the noted nominee or nominees.

NOMINEES

         The following sets forth information concerning each of the nominees for election as directors and the officers, directors and significant employees of the Company. Officers are elected by the board of directors and their terms of office are, except to the extent governed by employment contract, at the discretion of the board of directors.


Name                                           Age                                   Position
----                                           ---                                   --------

NOMINEES:

Thomas G. O'Flaherty                            58         President, a current director and a nominee for director

James J. Hutton                                 33         Chief Executive Officer, a current director and a nominee
                                                           for director

William E. Krebs                                53         Chairman of the Board of Directors, Secretary and Treasurer,
                                                           and a nominee for director

James C. Hewett                                 47         Chief Financial Officer


Randy G. Buchamer                               44         A current director and a nominee for director

Colin Corey                                     38         A current director and a nominee for director


                                       16


Morgan Sturdy                                   48         A current director and a nominee for director

David Scott                                     65         A current director and a nominee for director



         THOMAS G. O'FLAHERTY was appointed President in January 2000 and appointed to the Board of Directors in March 2000. Prior to joining the Company, he served as the Sales & Marketing Leader of the Technology Practice at Ernst & Young LLP from late 1995 to late 1999. From mid 1993 to late 1995, Mr. O'Flaherty served various senior executive roles at Modatech Systems Inc., a sales force automation software company. He joined Modatech as the Vice President of Marketing in mid 1993, was promoted to President in 1994, and further promoted to CEO in January 1995. In early 1989, Thomas O'Flaherty founded Richmond Technologies & Software Inc. to market Maximizer, a contact management software product, which was subsequently acquired by Modatech Systems Inc. in mid 1993. Prior to founding Richmond Technologies & Software Inc., he co-founded Bedford Software Limited in 1983 as the marketing partner, and served in this role until 1989. Bedford Software Limited was listed on the Toronto Stock Exchange in 1988, and the business was acquired by Computer Associates in 1989. From 1972 to 1983 he held various sales and marketing management positions at Xerox Canada Inc. Thomas O'Flaherty began his career at the Nova Scotia Research Foundation in 1969, was appointed as the Director of the Operational Research Division in 1971, and served in this position until 1972. Mr. O'Flaherty received a Bachelor of Science from Dalhousie University in 1963, a Bachelor's Degree in Mechanical Engineering in 1965, and a Master of Science Degree from Birmingham (UK) in 1968.

         JAMES J. HUTTON has been a director of the Company since June 1999. Mr. Hutton has also served as President, Chief Executive Officer and a director of our subsidiary, VMI, since 1998. From January 1998 to the present, Mr. Hutton has also served as a director of Acrex Ventures Ltd. From 1990 to the present, he has also served as director and President of South Sycamore Group Holdings, a family company involved in diversified investments. Mr. Hutton served as Canadian Regional Manager for Ascend Communications (1995-1998). He served in various capacities for Gandalf Systems, Inc., from 1989 to 1995, starting as a sales executive and becoming Western Regional Manager. From 1987 to 1989, Mr. Hutton was a Sales Trainee in the Automotive Electronics Group of Amp of Canada. Mr. Hutton attended the University of British Columbia.

         WILLIAM E. KREBS has been Chairman of the Board of Directors of the Company since June 1999. Mr. Krebs has also been the Chairman of the Board of Directors of our subsidiary, VMI, since 1995. From January 1995 to the present, Mr. Krebs has also served as a director of Acrex Ventures Ltd. He also has served as President and a director of Pacific Western Mortgage Corp. ("PWMC") since 1987 and served as President and a Director of Pacific Western Capital Corp. from 1994 to 1995. He has been a director of Waverider Communications, Inc., (OTCBB:WAVC) a public company traded on the Over-the-Counter Bulletin Board since 1997 and was its Secretary from 1997 through May, 1999. Mr. Krebs ceased to be a director of Waverider Communications Inc., in September 1999. Mr. Krebs served as director and President of TelcoPlus Enterprises Ltd. and its wholly owned subsidiary, Intertec Telecommunications

Inc., from 1990 to 1995. Mr. Krebs is a Chartered Accountant and practiced as such from 1970 to 1980. He served as a Director and President of CT&T Telecommunications Inc. from 1990 to 1995. Mr. Krebs has been a member of the British Columbia Institute of Chartered Accountants since 1973.

         JAMES C. HEWETT (47 years old) has served as Chief Financial Officer since May 2000. Prior to joining Voice Mobility, Mr. Hewett served as Vice President, Finance and Administration for Steels Industrial Products Ltd., a distributor of building products to the industrial and commercial markets. From 1997 to 1999, he served as Chief Financial Officer with Nice Systems Canada Ltd., a computer telephony interface provider of call logging and quality performance products for call centers. In 1997 Nice Systems acquired Dees Communications Ltd., a developer of telephony hardware products and software products used for quality improvements in call centers. From 1993 to 1997, Mr. Hewett served as Chief Financial Officer with Dees Communications Ltd. From 1988 to 1993, he served as the Divisional Controller with Coca Cola Bottling Ltd.'s British Columbia division. From 1997 to 1998, Mr. Hewett served as the Controller with Landucci Industries Ltd. and Queensboro Manufacturing Ltd., a lumber re-manufacturing business. From 1982 to 1987, he served as the Chief Financial Officer and Corporate Secretary with Datel Industries Inc., a telecommunications interconnect business. From 1978 to 1982, Mr. Hewett held various positions with the public accounting firm, Peat Marwick Thorne. He received his Bachelor of Science from the University of British Columbia in 1975 and is a member of the British Columbia Institute of Chartered Accountants

         RANDY G. BUCHAMER has been a director of the Company since August 1999. Mr. Buchamer has served from 1996 as Vice President and Chief Operating Officer of Mohawk Oil Retail SBU and from 1989 to 1996 as Vice President Corporate Services and Chief Information Officer for Mohawk Oil Company. From 1987 to 1988, he was Retail Market Specialist for Digital Equipment of Canada Limited. Mr. Buchamer founded and served, from 1981 to 1988, as President of Vartech Systems Corporation and RB Computer Products, an IBM value added reseller and North American software publisher and distributor of retail, distribution and manufacturing software solutions. From 1979 to 1981, he was Sales Manager and, from 1978 to 1979, a Sales Representative for Micom Canada Ltd. He received his MBA from Simon Fraser University's Executive Management Development Program in 1994 and his BBA in Marketing and Finance from the University of Illinois in 1978. He also has completed courses at the IBM Canada Business Management School. He is a member of the Vancouver Board of Trade and the Sales and Marketing Executives Association of Vancouver.

         COLIN W. COREY has been a director of the Company since March 2000. Mr. Corey currently serves as President of NBTel Global, a wholly owned division of Aliant Inc. which is known for its design, development and marketing of software product and telecom consulting services to Network Service Providers, primarily outside of Canada. Mr. Corey holds an MBA and a B.Sc. Electrical Engineering and over the past fifteen years has held various positions with NBTel, including most recently, Vice President, Software Sales and Business Development and General Manager, NBTel InterActive.

         MORGAN STURDY has been a director of the Company since April 2000. Since 1997, Mr. Sturdy has served as Executive Vice President and Chief Operating Officer at NICE Systems North America, a publicly traded computer telephony company listed on NASDAQ. From 1985 to 1997, he was President of Dees Communications Engineering Ltd., and General Manager of Mod-Lok Industries. He was also a former Chairman of the Board of Directors of Hothaus Technologies, a leader in DSP solutions for Voice over IP, which was subsequently acquired by Broadcom for $414 million. He is a current director of several publicly traded companies, including Q/Media Services Corporation, Infowave Software, Inc., WaveMakers Research Inc., and is a nominee to Director of Digital Dispatch Systems. Mr. Sturdy is a past director of National Wireless Canadian Industry Foundation, past director of the Technology Industry Association of British Columbia and the current Chairman of Softworld 2001.

         DAVID SCOTT was appointed to the board in April 2000. He is a veteran investment executive with more than 30 years experience in the venture capital and mutual fund industries. Prior to starting his own consulting firm, Mr. Scott was President from 1994 to 1999 of MDS Venture Pacific Inc., a Vancouver-based venture capital manager with $30 million in assets under management. Prior thereto, he held various investment industry positions, including President, Toronto Shared Ventures Inc., a partnership between North America Life and the Molson Company; President of money manager, Elliott & Page Ltd.; President, ScotiaFund Financial Services, an RSP company he founded and subsequently sold to a major bank, with various other mutual fund and senior investment community positions. Mr. Scott currently devotes substantially all of his time to directorships and advisory roles with public, private and not for profit companies.

Key Management Employees of VMI, our operating subsidiary are:

         THOMAS G. O'FLAHERTY, our President, is also the president and a director of VMI.

         JAMES J. HUTTON, our CEO, is also a director of VMI.

         WILLIAM E. KREBS, our Secretary and Treasurer, is also secretary, treasurer and a director of VMI.

         WILLIAM GARDINER (44 years old) has been Vice President-Business Development since May 1998. William Gardiner served as President from November 1997 to April 1998, and served as a consultant from 1995 to 1997. At VMI, he engineered the basic concept of the "follow me" number which is an integral feature of the e-go platform and was responsible for introducing the first e-mail to voice service in Canada, as well as call connect, same line fax, fax to voice, and e-mail to voice. Mr. Gardiner earned a Diploma in Computer Technology from Computer Data Institute in 1989. Mr. Gardiner is the son of Edith Both, a Director of the Company, and Ernest Weir Gardiner, the President of VMI from September 1993 to October 1997.

         JASON CORLESS (29 years old) has served as Director of Engineering since 1997 and was a consultant to VMI from 1994 to 1997 where he assisted in the design and development of prototypes of e-mail to speech, web paging, and TNPP paging. Mr. Corless served as a software developer for Hughes Aircraft in 1994 where he was involved in network performance testing of the Canadian Automated Air-Traffic Control System (known as "CAATS"). In 1991, he was a software developer for Northern Telecom where he designed and developed software for the "DMS 250" product line as part of the frame relay billing group. Mr. Corless received a Bachelor of Science in Computer Science from the University of Victoria in 1994 and a Master of Science in Computer Science from the University of Victoria in 1995. His monograph entitled "Publication in Software" was published in Practice and Experience Journal, Volume 28, Number 12, October 1998.

         BUDD STEWART (46 years old) has served as Vice President - Operations since 1999. From 1997 to 1999, he was Director of Operations at Enhanced Cellular Systems Inc. where he was responsible for negotiating and maintaining various U.S.A. carrier agreements and operating systems, as well as installation and maintenance of the U.S.A.-based credit card cellular payphone network. From 1995 to 1996, he was Director of Customer Service for Prime Copy Office Systems where his responsibilities included service, refurbishing and warehouse operations at Canada's largest Mita copier and Panafax facsimile dealer. Mr. Stewart served as Director of Technical Operations, at Savin (Ricoh) Canada from 1994 to 1995 at which firm he was in charge of ten branches in Western Canada with a staff of over 90 service personnel. From 1989 to 1993, he was President and owner of Stewart/Scotvold Holdings, a project manager for non-residents in custom home construction. Mr. Stewart was employed by Bell Canada and Bell Canada International from 1976 to 1989 in various capacities, successively Section Manager - Repair Service Bureau, Director Operations - Customer Service and Director Cost and Results. In this last capacity, he was responsible for negotiating and tracking the $3 billion annual operating expense budget of the seven business units of Bell Canada. Mr. Stewart received a Bachelor of Arts from University of Toronto.

         DAVID GRINSTEAD (42 years old) served as a director of the Company from September 1999 until March 2000. Mr. Grinstead was appointed Executive Vice President, Business Development of VMI in February 2000. Prior to joining VMI, Mr. Grinstead was a director, New Business Opportunities-Telecommunications at Aliant Inc., a telecommunications and data services organization based in Eastern Canada, with assets of $3 billion and annual revenues of $1.7 billion and the parent company of Maritime Tel & Tel. He is responsible for the development of new business opportunities, services, and products with a particular focus on the creation of exportable business, intellectual property and e-commerce opportunities as well as the development and implementation of new business development and e-commerce strategies. From 1997 through January 1999, Mr. Grinstead was Vice-President, Market & Technology Development with The Bermuda Telephone Company Limited, Hamilton, Bermuda. In this capacity, Mr. Grinstead was responsible for all revenue generation, business development, strategic planning and corporate communications activities. Mr. Grinstead also held full operating responsibility for BTC Mobility, the cellular subsidiary, and was Chairman of the Board of Logic Communications Inc., Bermuda's largest internet service provider and systems integrator. Immediately prior to joining The Bermuda Telephone Company, Mr. Grinstead was Vice-President, Customer Solutions and Service of Northwestel Inc., a subsidiary of Bell Canada

Enterprises and President of Northwestel Cable TV Inc., and Executive Vice-President of Ardicom Digital Communications Inc. He previously was Chief Operating Officer of MultiServices Canada Inc, and held senior management roles with Picker International and DHL Worldwide Express.

         DON ANDERSON (40 years old) has served as Vice President of Sales since September 1998. Mr. Anderson brings a high level of experience in the technology industry and business in general. While at IBM from 1985 to 1998, he worked right across the IBM product lines. From starting as a Systems Engineer working on mainframe computers, Mr. Anderson worked his way through the ranks to hold several senior positions selling into the telecommunications, insurance and utilities sectors. From 1980 to the present, he has been a Director of Sept Point Investments Ltd., a privately owned company involved in diversified investments. In 1994, Mr. Anderson founded Tree Fort Productions Ltd., an award-winning production company of children's entertainment. Don continues to be an active sportsman both on the racquets court and in the outdoors and he travels extensively. Born and raised in BC, Don received his Bachelors of Applied Science Degree (Marine Architecture in Mechanical Engineering) at the University of British Columbia and is currently a member of the Association of Professional Engineers of British Columbia.

         JOHN DEMETRIS (39 years old) has served as Vice President of Marketing since March 2000. Prior to Joining Voice Mobility, John was Vice President, Retail Sales & Distribution for Telus, Canada's second largest telecommunications supplier with over $6 billion in revenue. He has over ten years of marketing experience in telecommunications, primarily in wireless communications, with BC TEL Mobility (now known as Telus Mobility). As Director of Cellular and Paging Marketing with BC TEL Mobility, he was responsible for the market launches of BC TEL Mobility's digital PCS network, Prepaid Cellular service, and Prepaid Paging service. Over his 15 year career with BC TEL, Mr. Demetris has also held several marketing and sales positions.

A KEY CONSULTANT TO THE COMPANY AND VMI, OUR OPERATING SUBSIDIARY IS:

         JOHN E. CURRY is a financial consultant to the Company and VMI. Mr. Curry was the acting Chief Financial Officer of the Company from September 1999 to April 30, 2000. He was appointed by the Board of Directors of the Company as acting Chief Financial Officer on February 15, 2000. Prior to joining Voice Mobility, Mr. Curry was with Bedford Curry & Co., a Vancouver-based chartered accounting firm with one of the regions strongest, medium-sized accounting practices specializing in public companies and business financing, which he co-founded in 1983. Mr. Curry presently serves as a director of Waverider Communications Inc., (OTCBB:WAVC) a public company traded on the Over-the-Counter Bulletin Board since 1997. He is a member of the British Columbia Institute of Chartered Accountants.

RESIGNATIONS OF CERTAIN DIRECTORS

         Mr. Robert Cashman resigned as a director of the Company in November of 1999. Mr. Cashman did not resign as a result of any disagreement with the Board of Directors.

         David Grinstead resigned as a director of the Company in March of 2000. Mr. Grinstead did not resign as a result of any disagreement with the Board of Directors.

         Edith Marion Both resigned as a director of the Company in April of 2000. Ms. Both did not resign as a result of any disagreement with the Board of Directors.

LEGAL PROCEEDINGS

         The Company is not aware of any legal proceedings affecting any of its directors or officers.

COMPENSATION OF DIRECTORS

         The Company currently compensates Directors with a cash compensation of Cdn$1000 for participation in each formal meeting held by the Board of Directors. The non-employee Directors of the Company are also granted 50,000 incentive stock options annually. Employee Directors of the Company are granted incentive stock options based on their individual employment agreements. All stock option grants are made pursuant to the Company's 1999 Stock Option Plan.

ACTIVITIES OF THE BOARD OF DIRECTORS AND ITS COMMITTEES

         The Company currently operates with a Board of seven directors. The Board of Directors meets periodically to review significant developments affecting the Company and to act on matters requiring Board approval. Although the Board of Directors delegates many matters to others, it reserves certain powers and functions to itself.

         During fiscal 1999, the Board of Directors of the Company had 2 formal meetings. All incumbent Directors of the Company were present at, or participated in taking actions for one hundred percent (100%) of the total number of meetings of the Board of Directors of the Company and the Committees on which he served.

COMMITTEES OF THE BOARD OF DIRECTORS

         As of May 12, 2000, standing committees of the Board of Directors of the Company included an Audit Committee and a Compensation Committee.

AUDIT COMMITTEE

         The Audit Committee of the Company's Board of Directors currently consists of Messrs. O'Flaherty, Krebs and Buchamer. Mr. O'Flaherty currently serves as a director of the Company and the President and a director of our subsidiary, VMI. Mr. Krebs currently is the Chairman of the Board of the Directors of the Company and the Secretary and Treasurer. Mr. Buchamer is a non-employee director of the Company. This committee is directed to review the scope, cost and results of the independent audit of the Company's books and records, the results of the annual audit with Management and the internal auditors and the adequacy of the Company's accounting, financial, and operating controls; to recommend annually to the Board of Directors the selection of the independent auditors; to consider proposals made by the Company's independent auditors for consulting work; and to report to the Board of Directors, when so requested, on any accounting or financial matters. The Board of Directors has not adopted a written charter for the Audit Committee. The Audit Committee of the Board of Directors was formed in February2000.

COMPENSATION COMMITTEE

         The Compensation Committee of the Company currently consists of Messrs. Buchamer, Krebs and Hutton. Mr. Buchamer is a non-employee director of the Company. Mr. Krebs currently is the Chairman of the Board of Directors of the Company and the Secretary and Treasurer. Mr. Hutton currently serves as a director and CEO of the Company. The Compensation Committee reviews and approves annual salaries, bonuses and other forms and items of compensation for senior officers and employees of the Company. Except for plans that are, in accordance with their terms or as required by law, administered by the Board or another particularly designated group, the Compensation Committee also administers and implements all of the Company's stock option and other stock-based and equity-based benefit plans (including performance-based plans), recommends changes or additions to those plans, and reports to the Board of Directors on compensation matters. The Compensation Committee was formed in February 2000. To the extent required by law, a separate committee of disinterested parties administers the 1999 Plan and will administer the Amended 1999 Plan.

REPORT OF COMPENSATION COMMITTEE


GENERAL

         The Company's Compensation Committee is responsible for formulating and overseeing the general executive and employee compensation policies for the Company. Its responsibilities include determination of the compensation of senior executive officers and administration of the annual and long-term incentive plans and stock option plans of the Company unless such plans, in accordance with their terms, are administered by the Board or another particularly designated group. Specific decisions relating to compensation earned by or awarded to the senior officers of the Company, including the chief executive officer and the other four highest paid executive officers (collectively, the "Named Executive Officers") are governed by the Compensation Committee.

         The Compensation Committee has adopted the following policy framework on which it intends to base the Company's compensation program and its decisions:

         - Efforts should be made to achieve base salaries for the senior executives which are competitive with compensation at the Company's peer group of companies, not withstanding the significantly larger revenues at many of the entities in the peer group.

         - Annual incentives should consider Company performance and individual contribution. Efforts should be made to establish parity among individuals with similar responsibilities and performance.

         - The long-term incentive program should be performance-based and emphasize stock options to ensure that long-term compensation primarily depends on increases in stock price. Other awards, including restricted stock, performance units or a combination may be utilized to provide incentives that might otherwise be reflected in stock option grants.

         - Stock option grants (or other performance-based long-term incentives that may be awarded in the future) should be competitive with peer practices to allow the Company to attract and retain senior personnel and to reflect the Company's operating growth and performance.

         - The relative mix of annual and long-term incentives should reflect levels within the organization, so that senior executives receive a greater proportion of long-term incentives and others receive compensation that emphasizes annual compensation and incentives.

         To implement these policies, the Compensation Committee will take into account current market data and compensation trends for similar enterprises, compare corporate performance of the Company to the performance of a selected peer group, gauge achievement of corporate and individual objectives and consider the overall effectiveness of the Company's compensation programs.

         The Compensation Committee has considered comparisons of current compensation levels at the Company with other small capital publicly traded companies. In addition, broader published compensation surveys of compensation levels for executives holding similar positions at comparable industrial entities or organizations were used to establish competitive norms. These assessments indicated that actual cash compensation (salary plus annual incentives) of the Named Executive Officers were comparable to total cash compensation levels of the peer group.

ANNUAL COMPENSATION

         The Compensation Committee annually will review base salary levels of executives and employees, subject to any provisions or limitations included in their Employment Agreements and in the context of the above policies. The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Internal Revenue Code of 1986, as amended (the "Code"). Section 162(m) creates a new limit on the deductibility of compensation paid to certain officers. With respect to the Company, the covered officers are the Chief Executive Officer and the next four most highly compensated persons in office at the end of the year. Compensation paid to these officers in excess of $1,000,000 per person, that is not performance-based, cannot be claimed by the Company as a tax deduction. It is the Compensation Committee's intention to utilize performance-based compensation and to conform such compensation to these limits.

CEO COMPENSATION

         The compensation for James J. Hutton, as CEO of the Company, was determined in accordance with the guidelines discussed above. Based on the performance of the Company and the compensation of the CEOs at several peer companies, no annual bonus was paid in 1999 and base salary was set at $72,600.

CONCLUSION

         The Compensation Committee believes that the policies and concepts discussed above will be an effective strategy since a significant portion of compensation to the Named Executive Officers will be based on the operating results of the Company, the commensurate results for its stockholders, and the need to attract and retain senior management, technical and operating personnel as the Company matures and the technology and market conditions change and evolve. At the same time, it is intended that the policies will encourage responsible management for both long-term and short-term results and will further the interests of the Company's stockholders. In implementing its policies, the Compensation Committee intends to base its review on the experience of its members, on Company and management information, and on discussions with and information compiled by various independent compensation consultants and other appropriate sources.

         Submitted by the Compensation Committee of the Company's Board of Directors.

EXECUTIVE COMPENSATION

         The following table shows, for the three-year period ended December 31, 1999, the cash and other compensation we paid to our Chief Executive Officer and to each of our executive officers who had annual compensation in excess of $100,000.

                           SUMMARY COMPENSATION TABLE

-------------------------------------------------------------------------------------------------------------------------------
                                                                                           Long Term Compensation
                                                                                  ---------------------------------------------
                                                  Annual Compensation                     Awards              Payouts
                                         ---------------------------------------- ------------------------------- -------------
                                                                                   Securities
                                                                                     Under
                                                                                   Options/        Restricted
                                                                                     SARs         Stock Awards        LTIP
Name and Principal Position     Year       Salary        Bonus       Other         Granted (#)         ($)           Payouts
-----------------------------   ------   -----------   ----------   -----------   ------------   --------------   -------------
James J. Hutton                  1999      $72,600         N/A         N/A            N/A             N/A             N/A
President and                    1998      $48,000         N/A         N/A            N/A             N/A             N/A
Chief Executive Officer
since May, 1998

-----------------------------   ------   -----------   ----------   -----------   ------------   --------------   -------------
William Gardiner                 1998      $36,720         N/A         N/A            N/A             N/A             N/A
President (Chief Executive       1997      $36,720         N/A         N/A            N/A             N/A             N/A
Officer) from Nov, 1997 to
Apr, 1998

-----------------------------   ------   -----------   ----------   -----------   ------------   --------------   -------------
Ernest Weir Gardiner             1998         0            N/A         N/A            N/A             N/A             N/A
President (Chief Executive       1997         0            N/A         N/A            N/A             N/A             N/A
Officer) from Nov, 1997 to
Apr, 1998

-----------------------------   ------   -----------   ----------   -----------   ------------   --------------   -------------



(1) Compensation was paid to Mr. Hutton and William Gardiner by VMI, our operating subsidiary.

OPTION GRANTS IN THE LAST FISCAL YEAR

         The following table presented in accordance with the Securities Exchange Act of 1934, as amended ("the Exchange Act") and the Regulations thereunder sets forth individual grants of stock options under the Company's Stock Option Plan ("the Stock Option Plan") during the most recently completed financial year to each of the Named Executive Officers:

-----------------------   -----------------   ---------------   ---------------   ---------------   -----------------
                                                                                   Market Value
                                                                                        of
                                                % of Total                          Securities
                                                 Options                            Underlying
                             Securities           /SARs                              Options/
                               Under            Granted to       Exercise or       SARs on Date
                              Options/         Employees in       Base Price         of Grant
         Name               SARs Granted       Fiscal Year       ($/Security)      ($/Security)      Expiration Date
-----------------------   -----------------   ---------------   ---------------   ---------------   -----------------
James J. Hutton               250,000             250,000            $1.00            $550,00         Dec. 31, 2003

-----------------------   -----------------   ---------------   ---------------   ---------------   -----------------
William Gardiner              200,000             200,000            $1.00            $440,00         Dec. 31, 2003

-----------------------   -----------------   ---------------   ---------------   ---------------   -----------------


AGGREGATED OPTION/EXERCISES IN LAST FISCAL YEAR AND 1999 FISCAL YEAR END OPTION/VALUES

         The following table sets forth information with respect to the exercise of options to purchase shares of our Common Stock during the fiscal year ended December 31, 1999 to each person named in the Summary Compensation Table and the unexercised options held as of the end of 1999 fiscal year.



---------------------------   ----------------   ---------------   -------------------   -----------------------------------
                                                                       Number of
                                                                       Securities
                                                                       Underlying
                                                                      Unexercised
                                                                    Options/SARs at      Value of Unexercised In-the-Money
                                Securities                          Fiscal Year-End              Options/SARs at
                                Acquired on        Aggregate          Exercisable/             Fiscal Year-End  ($)
Name                             Exercise        Value Realized      Unexercisable           Exercisable/Unexercisable
---------------------------   ----------------   ---------------   -------------------   -----------------------------------
James J. Hutton                     0                   0               250,000                       $577,500
---------------------------   ----------------   ---------------   -------------------   -----------------------------------
William Gardiner                    0                   0               200,000                       $462,000
---------------------------   ----------------   ---------------   -------------------   -----------------------------------



REPRICING OF OPTIONS/SARS

The Company did not reprice any options awarded to any executive officers during fiscal 1999.

LONG-TERM INCENTIVE PLANS-AWARDS IN LAST FISCAL YEAR

         The Company has no long term incentive plans.

EXECUTIVE EMPLOYMENT AGREEMENTS

         We have not entered into any employment agreements with our officers and directors and have paid no compensation to them. Our operating subsidiary, Voice Mobility Inc., however, has entered into employment agreements with its executive employees. Thomas G. O'Flaherty, President of VMI, entered into an employment agreement on January 1, 2000 which terminates on December 31, 2002. He receives a salary of Cdn$150,000 per year plus 500,000 Plan Options exercisable at $2.00 per share. Mr. O'Flaherty may also receive an additional 125,000 Plan Options pursuant to mutually agreeable performance criterias. James Jay Hutton, Chief Executive Officer of VMI, entered into an employment agreement on April 1, 1998 which terminated on March 31, 2000. He has renegotiated a salary of Cdn$150,000 per year effective April 1, 2000 plus 250,000 Plan Options exercisable at $1.00 per share. VMI and Mr. Hutton are currently negotiating the term of this contract. Mr. James Hewett, Chief Financial Officer of VMI, entered into an employment agreement on May 1, 2000. He receives a salary of Cdn$105,000 per year plus 105,000 Plan Options. William Gardiner, Vice-President Business Development of VMI, entered into an employment agreement on August 1, 1998 which terminates on August 1, 2001. He receives a salary of Cdn$69,000 per year plus 200,000 Plan Options exercisable at $1.00 per share. Jason Corless, Chief Scientist of VMI, entered into an employment agreement on October 1, 1998 which terminates on August 1, 2001. He receives a salary of Cdn$90,000 per year plus 250,000 Plan Options exercisable at $1.00 per share. Bud Stewart, Vice-President - Operations of VMI, entered into an employment agreement on June 20, 1999 which terminates on June 19,

2001. He receives a salary of Cdn$100,000 per year plus 250,000 Plan Options exercisable at $1.00 per share. Mr. Stewart may also receive an additional 250,000 Plan Options pursuant to mutually agreeable performance criteria. Don Anderson, Vice-President of Sales of VMI, entered into an employment agreement on September 28, 1998. He receives a salary of Cdn$100,000 per year plus 225,000 Plan Options exercisable at $0.75 per share. David Grinstead, Executive Vice-President, Business Development, entered into an employment agreement on December 1, 1999. He receives a salary of Cdn$130,000 per year plus 500,000 Plan Options exercisable at $2.125 per share. John Demetris, Vice-President of Marketing, entered into an employment agreement on March 6, 2000. He receives a salary of Cdn$110,000 per year plus 150,000 Plan Options exercisable at $8.00 per share. Deborah Sterling, Vice-President Research and Development, entered into an employment agreement on Maay 1, 2000. She receives a salary of Cdn$100,000 per year plus 100,000 Plan Options.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In 1993, Ernest Weir Gardiner and certain other persons founded VMI. Ernest Weir Gardiner served as a director of that company and its successors until October 1997. Ernest Weir Gardiner is also the father of William Gardiner, the Vice President of Business Development of VMI, and the former spouse of Edith Both, a director of the Company. In 1995, William Krebs, through PWMC, a company owned and controlled by Mr. Krebs, became a shareholder of VMI and began to advance funds to VMI to cover operating costs. Mr. Krebs is an officer and director of the Company. In October 1997, VMI undertook a recapitalization and, as a result of those transactions, PWMC, an entity controlled by Ernest Weir Gardiner, James Hutton (who is currently the Chief Executive Officer and a director of the Company) became the holders of substantially all of the issued and outstanding capital stock of VMI. In a series of transactions commencing in November and December of 1997, the entity undertook a series of additional recapitalization transactions.

         In March 1999, VMI and Acrex agreed to satisfy certain obligations with PWMC, a company owned by Mr. Krebs, a director, officer, and shareholder of the Company, incurred prior to December 1997. Pursuant to these understandings, the Company issued 750,000 shares of Common Stock to PWMC in settlement of a loan made by PWMC to VMI in the principal amount of Cdn$375,000, including accrued interest. The price per share of Common Stock (Cdn$0.50) used in settling such loan was the same price per share as offered in the Acrex private placements in March 1999. The March 1999 agreement provided that in the event VMI became a public company or was owned by a public company, outstanding amounts of the loan could, at the option of the debtor, be settled by shares of the public entity.

         In March, 1999 VMI and Acrex agreed to satisfy certain obligations with Ernest Weir Gardiner incurred prior to December 1997. Pursuant to these understandings, the Company issued warrants to purchase 101,000 shares of Common Stock at a price of Cdn $0.50 per share to Ernest Weir Gardiner, in settlement of a loan made by Ernest Weir Gardiner to VMI in the principal amount of Cdn$50,500, including accrued interest. The price per share of Common Stock (Cdn$0.50) used in settling such loan was the same price per share as offered in the Acrex private placements in March 1999. The March 1999 agreement provided that in the event VMI became a public company or was owned by a public company, outstanding amounts of the loan could, at the option of the debtor, be settled by a fixed number of shares of the public entity.

         By agreement dated March 26, 1999, among Acrex, VMI and MTT, in settlement of amounts owed to MTT, Acrex and VMI agreed that in the event VMI became a public company or was owned by a public company, MTT would settle such amounts owed for an aggregate of

1,428,571 shares of such public entity, at a deemed value of Cdn$500,000. The price per share of the 1,428,571 shares received by MTT (Cdn$0.35) represented a discount of Cdn$0.15 per share below the price paid by the investors in the Acrex private placements.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         The Company is not aware of any officer, director, or beneficial owner of more than 10% of its common stock that has failed to file on a timely basis, as disclosed in such forms, the reports required by Section 16(a) of the Securities Exchange Act during the most recent fiscal year. The Company became a reporting person under the Securities Exchange Act in August of 1995.

INDEPENDENT PUBLIC ACCOUNTANTS

         The Company's current independent public accountants, Ernst & Young LLP, have been selected as the Company's accountants for the current year. Representatives of Ernst & Young LLP are expected to be present at the annual meeting. Ernst & Young LLP will have the opportunity to make a statement and will be available to answer questions.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NAMED NOMINEE.

PROPOSAL 4.  APPROVAL OF THE 1999 PLAN AND THE AMENDED 1999 PLAN.

         The Board of Directors is seeking stockholder approval of (I) the Company's 1999 Stock Option Plan, which was adopted by the Board of Directors on June 29, 1999 and which by its terms requires the approval of the stockholders prior to June 28, 2000, and (II) certain amendments to the Company's 1999 Stock Option Plan (the "Amended 1999 Plan") which would increase the total number of shares authorized under such plan from 5,000,000 shares of Common Stock to 10,000,000 shares of Common Stock, and expand the types of grants that are covered by the 1999 Stock Option Plan. A copy of the 1999 Plan is attached as EXHIBIT 3.1 and a copy of the Amended 1999 Plan is attached as EXHIBIT 3.2.

1999 STOCK OPTION PLAN

         On June 29, 1999, our board of directors adopted the 1999 Stock Option Plan (the "1999 Plan") as a means of increasing the proprietary interest of employees, board of advisors, consultants and non-employee directors and to align more closely their interests with the interests of our stockholders. The 1999 Plan should also maintain our ability to attract and retain the services of experienced and highly qualified employees and non-employee directors. The 1999 Plan requires that the Plan be approved by the Stockholders of the Company prior to June 28, 2000.

         Under the 1999 Plan, we have reserved an aggregate of 5,000,000 shares of common stock for issuance pursuant to options ("Plan Options"). Our board of directors or a committee of our board of directors consisting of non-employee directors (the "Committee") will administer the 1999 Plan, including, without limitation, the selection of the persons who will be granted Plan Options under the 1999 Plan, the type of Plan Options to be granted, the number of shares subject to each Plan Option and the Plan Option price.

         Plan Options granted under the 1999 Plan may either be options qualifying as incentive stock options ("Incentive Options") under Section 422 of the Internal Revenue Code of 1986, as amended, or options that do not so qualify ("Non-Qualified Options"). In addition, the 1999 Plan also allows for the inclusion of a reload option provision ("Reload Option"), under which an eligible person who elects to pay the exercise price of the Plan Option with shares of Common Stock owned by the eligible person shall receive a new Plan Option to purchase shares of common stock equal in number to the tendered shares. Any Incentive Option granted under the 1999 Plan must provide for an exercise price of not less than 100% of the fair market value of the underlying shares on the date of such grant, but the exercise price of any Incentive Option granted to an eligible employee owning more than 10% of our common stock must be at least 110% of such fair market value as determined on the date of the grant. The term of each Plan Option and the manner in which it may be exercised is determined by our board of directors or the Committee, provided that no Plan Option may be exercisable more than 10 years after the date of its grant and, in the case of an Incentive Option granted to an eligible employee owning more than 10% of our Common Stock, no more than five years after the date of the grant. The exercise price of Non-Qualified Options shall be determined by our board of directors or the Committee.

         The per share purchase price of shares subject to Plan Options granted under the 1999 Plan may be adjusted in the event of certain changes in our capitalization, but any such adjustment shall not change the total purchase price payable upon the exercise in full of Plan Options granted under the 1999 Plan.

         Our (and any of our subsidiary's) officers, directors, key employees and consultants will be eligible to receive Non-Qualified Options under the 1999 Plan. Only employees are eligible to receive Incentive Options.

         Recipients of Plan Options may not assign or transfer them, except by will or by the laws of descent and distribution. During the lifetime of the optionee, an option may be exercised only by such optionee. If an optionee's employment is terminated for any reason, other than his death or disability or termination for cause, or if an optionee is not an employee but is a member of our board of directors and his service as a director is terminated for any reason, other than death or disability, the Plan Option granted to him or her shall lapse to the extent unexercised on the earlier of the expiration date or 30 days following the date of termination. If the optionee dies during the term of his employment, the Plan Option granted to him shall lapse to the extent unexercised on the earlier of the expiration date of the Plan Option or the date one year following the date of the optionee's death. If the optionee is disabled, the Plan Option granted to him or her lapses to the extent unexercised on the earlier of the expiration date of the option or one year following the date of the disability.

         Our board of directors or the Committee may amend, suspend or terminate the Plan at any time, except that no amendment shall be made which
(i) increases the total number of shares subject to the 1999 Plan, or (ii) changes the definition of an Eligible Person under the 1999 Plan without the prior approval of the stockholders.

         As of December 31, 1999, we have granted 3,252,750 Plan Options. As of April 19, 2000, no Plan Options had been exercised.

AMENDED AND RESTATED 1999 STOCK OPTION PLAN

         The Board of Directors of the Company has adopted the Amended 1999 Plan to allow it to continue to attract and retain people for key positions at the Company and its subsidiaries, to encourage and assist key employees, directors and advisers of the Company and its subsidiaries to acquire or retain an appropriate stake in the Company's future, to provide additional incentives to such persons, to allow the Company to continue to rationalize the capital held by its founders and key leaders, and to foster continued growth of the Company. The main differences between the Amended 1999 Plan and the 1999 Plan are:

         1. The Amended 1999 Plan authorizes up to a maximum of 10,000,000 Common Shares to be issued on exercise of options, stock appreciation rights ("SARs") and other incentive awards or as restricted shares and provides for the administration of the Amended 1999 Plan.
         2. The 1999 Plan authorized the grant of stock options, while the Amended 1999 Plan expands the range of grants to include Stock Appreciation Rights, stock purchase warrants, restricted shares, phantom stock, performance units and other share based incentive awards as well. Grants under the Amended 1999 Plan can be made until June 28, 2009 unless the plan is sooner terminated by the Board of Directors.
         3. The Amended 1999 Plan expands the manner in which the Exercise Price may be paid to include stock, the assignment of the proceeds of a sale or loan, by a promissory note from the Plan Participant, or such other consideration as the Board of Directors or the Committee may approve.
         4. The 1999 Amended Plan provides that an Award may also be exercised by the guardian or legal representative of an Award holder.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 4 TO APPROVE THE 1999 PLAN AND THE AMENDED 1999 PLAN.

                                  OTHER MATTERS

         The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If other matters are properly brought before the Annual Meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.


Dated:  May 19, 2000                     BY ORDER OF THE BOARD OF DIRECTORS


                                         By: /s/ William E. Krebs
                                             --------------------
                                         William E. Krebs, Chairman of the Board

                                    EXHIBIT 1

                               AMENDED CERTIFICATE

              CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
                       VOICE MOBILITY INTERNATIONAL, INC.

         We, the undersigned President and Secretary of Voice Mobility International, Inc., do hereby certify: That the Board of Directors of said corporation at a meeting duly convened, held on the 9th day of June, 2000, adopted a resolution to amend the original articles of incorporation as follows:

         Article IV is hereby amended to read as follows:

         This corporation shall have the authority to issue two (2) classes of capital stock the total of which shall be 101,000,000 shares. The classification and par value of 100,000,000 shares shall be common voting stock having a par value of $.001 per share, and each share shall be entitled to the same dividend, liquidation and voting rights; the classification and par value of 1,000,000 shares shall be preferred stock having a par value of $.001 per share. Said preferred stock may be issued from time to time in one or more classes or series with such dividend rates, voting rights, rights of conversion, rights upon dissolution or liquidation, and with such designations or restrictions thereof as shall be determined by resolution adopted by the Board of Directors at the time such stock is issued without further approval of the shareholders.

         The number of shares of the corporation outstanding and entitled to vote on amendments to the Articles of Incorporation is 23,394,037; that the said amendments have been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote hereon.

         By: /s/ Thomas G. O'Flaherty                 By: /s/ William E. Krebs
            -------------------------                    ---------------------
         Thomas G. O'Flaherty                         William E. Krebs
         President                                    Secretary

STATE OF ____________________       )
                                    )  ss
COUNTY OF __________________        )


         On this day ______________ of ________________ , 2000, before me appeared Thomas G. O'Flaherty and William E. Krebs, personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         WITNESS my hand and official seal.



                                      ------------------------------------
                                      Notary Public in and for said County
         (SEAL)

                                      ------------------------------------
                                      Printed Name of Notary Public


                                      ------------------------------------
                                      Commission Expiration Date

                                    EXHIBIT 2

                                 AMENDED BYLAWS

                          AMENDED AND RESTATED BY-LAWS
                                       OF
                       VOICE MOBILITY INTERNATIONAL, INC.

                               ARTICLE I - OFFICES

The principal office of the corporation in the State of Nevada shall be located at 318 N. Carson Street, Suite 208, in the city of Carson City. The corporation may have such other offices, either within or without the State of incorporation as the board of directors may designate or as the business of the corporation may from time to time require.

                            ARTICLE II - STOCKHOLDERS

1. ANNUAL MEETING. The annual meeting of the stockholders shall be held on the 2nd Tuesday of August in each year, beginning with the year 1997 at the hour of 1 o'clock P.M. local time for the purpose of the election of directors and for the transaction of such other business as may come before the meeting. If the day fixed for the annual meeting shall be a legal holiday such meeting shall be held on the next succeeding business day.

2. SPECIAL MEETINGS. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by the president or by a director, and shall be called by the president at the request of the holders of not less than twenty-five percent (25%) of all the outstanding shares of the corporation entitled to vote at the meeting.

3. PLACE OF MEETING. The directors may designate any place, either within or without the state unless otherwise prescribed by statute, as the place of meeting for any annual meeting or for any special meeting called by the directors. A waiver of notice signed by all stockholders entitled to vote at a meeting may designate any place, either within or without the state unless otherwise prescribed by statute, as the place for holding such meeting. If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be the principal office of the corporation.

4. NOTICE OF MEETING. Written or printed notice stating the place, day and hour of the meeting and, in the case of a special meeting being called, shall be delivered not less than ten (10) days nor more than fifty (50) days before the date of the meeting, either personally or by mail, by the direction of the president, or secretary, or the director calling the meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the stockholder at his address as it appears on the stock transfer books of the corporation, with postage thereon prepaid.

5. CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE. For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, of stockholders entitled to receive payment of any dividend, or in order to make a determination of stockholders for any other proper purpose, the directors of the corporation may provide that the stock transfer books shall be closed for a stated period but not to exceed, in any case twenty (20) days. If the stock transfer books be closed for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, such books shall be closed for at least the notice period as set forth in paragraph 4 but not to exceed twenty (20) days immediately preceding such meeting. In lieu of closing the stock transfer books, the directors may fix in advance a date as the record date for any such determination of stockholders, such date in any case to be not more than the notice period as set forth in paragraph 4. When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof.

6. WAIVER OF NOTICE. Notice of the time, place and purpose of any meeting may be waived in writing and will be waived by any stockholder by his/her attendance therat in person or by proxy. Any stockholder so waiving shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

7. VOTING LIST. The officer of agent having charge of the stock transfer books for the shares of the corporation shall make, at least ten (10) days before each meeting of stockholders, a complete list of stockholders entitled to vote at such meeting, or any adjournment thereof, arranged in alphabetical order, with the address of and number of shares held by each, which list, for a period of the ten (10) days prior to such meeting, shall be kept on file at the principal office of the corporation and shall be subject to inspection by any stockholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any stockholder during the whole time of the meeting. The original transfer book shall be prima facie evidence as to who are the stockholders entitled to examine such list or transfer books or to vote at the meeting of stockholders.

8. QUORUM. At any meeting of stockholders fifty-one percent (51%) of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders. If less than said number of the outstanding shares are represented at a meeting, a majority of the outstanding shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting originally noticed. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

9. PROXIES. At all meetings of the stockholders, a stockholder may vote by proxy executed in writing by the stockholder or by his duly authorized attorney-in-fact. Such proxy shall be filed with the secretary of the corporation before or at the time of the meeting. No proxy shall be valid after eleven (11) months from the date of its execution, unless otherwise provided in the proxy.

10. VOTING. Each shareholder entitled to vote in accordance with the terms and provisions of the certificate of incorporation and these by-laws shall be entitled to one vote, in person or by proxy, for each share of stock entitled to vote held by such shareholder. Upon the demand of any stockholder, the vote for directors and upon any question before the meeting shall be by ballot. All elections for directors shall be decided by plurality vote; all other questions shall be decided by majority vote except as otherwise provided by the Certificate of Incorporation or the laws of Nevada.

11. ORDER OF BUSINESS. The order of business at all meetings of the stockholders, shall be as follows:

         a.       Roll Call.
         b.       Proof of notice of meeting or waiver of notice.
         c.       Reading of minutes of preceding meeting.
         d.       Reports of Officers.
         e.       Reports of Committees.
         f.       Election of Directors.
         g.       Unfinished Business.
         h.       New Business.

12. INFORMAL ACTION BY STOCKHOLDERS. Unless otherwise provided by law, any action required to be taken at a meeting of the stockholder, or any other action which may be taken at a meeting of the stockholders, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by stockholders holding a majority of the outstanding shares of the Corporation entitled to vote with respect to the subject matter thereof.

                        ARTICLE III - BOARD OF DIRECTORS

1. GENERAL POWERS. The business and affairs of the corporation shall be managed by its board of directors. The directors shall in all cases act as a board, and they may adopt such rules and regulations for the conduct of their meetings and the management of the corporation, as they may deem proper, not inconsistent with these by-laws and the laws of the State of Nevada.

2. NUMBER, TENURE AND QUALIFICATIONS. The number of directors of the corporation shall be a minimum of one (1) and a maximum of nine (9), as determined by the board of directors. In the absence of further action by the board of directors, the number of directors shall be seven (7). Each director shall hold office until the next annual meeting of stockholders and until his successor has been elected and qualified.

3. REGULAR MEETINGS. A regular meeting of the board of directors, shall be held without notice immediately after, and at the same place as, the annual meeting of stockholders. Regular meetings of the board of directors shall be held at such place and on such day and hour as shall from time to time be fixed by resolution of the board of directors. No notice of regular meetings of the board of directors shall be necessary.

4. SPECIAL MEETINGS. Special meetings of the board of directors may be called by or at the request of the president or any two directors. The person or persons authorized to call special meetings of the directors may fix the place for holding any special meeting of the directors called by them.

5. NOTICE OF SPECIAL MEETING. Notice of any special meeting of the board of directors shall be given at least one day previously thereto by written notice delivered personally, or by facsimile or mailed to each director at his business address. If mailed, such notice shall be deemed to be delivered when delivered to the address of the director. The attendance of a director at a meeting or waiver of notice by mail, telegram, facsimile, telephone or personal communication shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

6. QUORUM. At any meeting of the board of directors fifty percent (50%) shall constitute a quorum for the transaction of business, but if less than said number is present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice. The directors present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough directors to leave less than a quorum.

7. MANNER OF ACTING. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the board of directors.

8. NEWLY CREATED DIRECTORSHIPS AND VACANCIES. Newly created directorships resulting from an increase in the number of directors and vacancies occurring on the board for any reason except the removal of directors without cause may be filled by a vote of the majority of the directors then in office, although less than a quorum exists. Vacancies occurring by reason of the removal of directors without cause shall be filled by vote of the stockholders. A director elected to fill a vacancy caused by resignation, death or removal shall be elected to hold office for the unexpired term of his predecessor.

9. REMOVAL OF DIRECTORS. Any and all of the directors may be removed for cause by vote of the stockholders or by action of the board of directors. Directors may be removed without cause only by vote of the stockholders.

10. RESIGNATION. A director may resign at any time by giving written notice to the board of directors, the president or the secretary of the corporation. Unless otherwise specified in the notice, the resignation shall take effect upon receipt thereof by the board or such officer, and the acceptance of the resignation shall not be necessary to make it effective.

11. COMPENSATION. No compensation shall be paid to directors, as such, for their services, but by resolution of the board of directors a fixed sum and expenses for actual attendance at each regular or special meeting of the board may be authorized. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Bonus options may be rewarded directors for their service on the board of directors.

12. EXECUTIVE AND OTHER COMMITTEES. The board, by resolution, may designate from among its members an executive committee and other committees, each consisting of one (1) or more directors. Each such committee shall serve at the pleasure of the board.

13. PRESUMPTION OF ASSENT. A director who is present at a meeting of the board of directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his/her dissent shall be entered in the minutes of the meeting or unless he/she shall file his/her written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the secretary of the Corporation immediately thereafter.

                              ARTICLE IV - OFFICERS

1. NUMBER. The officers of the corporation shall be the president, a secretary and a treasurer, each of whom shall be elected by the directors. Such other officers and assistant officers as may be deemed necessary may be elected or appointed by the directors.

2. ELECTION AND TERM OF OFFICE. The officers of the corporation to be elected by the directors shall be elected annually at the first meeting of the directors held after each annual meeting of the stockholders. Each officer shall hold office until his successor shall have been duly elected and shall have qualified or until his death or until he shall resign or shall have been removed in the manner hereinafter provided.

3. REMOVAL. Any officer or agent elected or appointed by the directors may be removed by the directors whenever in their judgment the best interest of the corporation would be served thereby, but such removal shall be without prejudice to contract rights, if any, of the person so removed.

4. VACANCIES. A vacancy in any office because of death, resignation, removal, disqualification or otherwise, may be filled by the directors for the unexpired portion of the term.

5. PRESIDENT. The president shall be the principal executive officer of the corporation and, subject to the control of the directors, shall in general supervise and control all of the business and affairs of the corporation. He shall, when present, preside at all meetings of the stockholders and of the directors. He may sign, with the secretary or any proper officer of the corporation thereunto authorized by the directors, certificates for shares of the corporation, any deeds, mortgages, bonds, contracts, or other instruments which the directors have authorized to be executed, except in cases where the directors or by these ByLaws to some other officer or agent of the corporation, or shall be required by law to be otherwise signed or executed; and in general shall perform all duties incident to the office of president and such other duties as may be prescribed by the directors from time to time.

6. CHAIRMAN OF THE BOARD. In the absence of the president or in the event of his death, inability or refusal to act, the chairman of the board of directors shall assume the duties of the president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the president. The chairman of the board of directors shall perform such other duties as from time to time may be assigned to him by the directors.

7. SECRETARY. The secretary shall keep the minutes of the stockholders' and of the directors' meetings in one or more books provided for that purpose, see that all notices are duly given in accordance with the provisions of these By-Laws or as required, be custodian of the corporate records and of the seal of the corporation and keep a register of the post office address of each stockholder which shall be furnished to the secretary by such stockholder, have general charge of the stock transfer books of the corporation and in general perform all the duties incident to the office of secretary and such other duties as from time to time may be assigned to him by the president or by the directors.

8. TREASURER. If required by the directors, the treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the directors shall determine. He shall have charge and custody of and be responsible for all funds and securities of the corporation; receive and give receipts for moneys due and payable to the corporation from any source whatsoever, and deposit all such money in the name of the corporation in such banks, trust companies or other depositories as shall be selected in accordance with these by-laws and in general perform all of the duties incident to the office of treasurer and such other duties as from time to time may be assigned to him by the president or by the directors.

9. SALARIES. The salaries of the officers shall be fixed from time to time by the directors; and no officer shall be prevented from receiving such salary by reason of fact that he is also a director of the corporation.

                                ARTICLE V - STOCK

1. CERTIFICATES. The shares of stock shall be represented by consecutively numbered certificates signed in the name of the Corporation by its President or Vice President and the Secretary or an Assistant Secretary, and shall be sealed with the seal of the Corporation, or with a facsimile thereof. The signatures of the Corporation's officers on such certificates may also be facsimiles if the certificate is countersigned by a transfer agent, or registered by a registrar other than the Corporation itself or an employee of the Corporation. In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be an officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the date of its issue. Certificates of stock shall be in such form consistent with law as shall be prescribed by the Board of Directors. No certificate shall be issued until the shares represented thereby are fully paid.

2. NEW CERTIFICATES. No new certificates evidencing shares shall be issued unless and until the old certificate or certificates, in lieu of which the new certificates is issued, shall be surrendered for cancellation, except as provided in paragraph 2 of this
Article V.

In case of loss or destruction of any certificate evidencing shares, another may be issued in its place upon proof of such loss or destruction and upon the giving of a satisfactory bond of indemnity to the corporation. A new certificate may be issued without requiring any bond, when in the judgment of the board of directors it is proper to do so.

3. RESTRICTIONS OF TRANSFER. No certificate shall be issued or re-issued without a restriction of transferability clearly imprinted thereupon unless registered as required by law or an exemption from registration is available.

               ARTICLE VI - CONTRACTS, LOANS, CHECKS, AND DEPOSITS

1. CONTRACTS. The directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances.

2. LOANS. No loans shall be contracted on behalf of the corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the directors. Such authority may be general or confined to specific instances.

3. CHECKS, DRAFTS, ETC. All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness issued in the name of the corporation, shall be signed by such officer or officers, agent or agents of the corporation and in such manner as shall from time to time be determined by resolution of the directors.

4. DEPOSITS. All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositories as the directors may select.

                            ARTICLE VII -FISCAL YEAR

The fiscal year of the corporation shall begin on the 1st day of January each year.

                            ARTICLE VIII - DIVIDENDS

The directors may from time to time declare, and the corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law.

                           ARTICLE IX - CORPORATE SEAL

The directors shall provide a corporate seal which shall be circular in form and shall have inscribed thereon the name of the corporation, the state of incorporation, year of incorporation and the words, "Corporate Seal."

              ARTICLE X - INDEMNIFICATION OF DIRECTORS AND OFFICERS

1. INDEMNIFICATION. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director, trustee, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, by itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interest of the corporation, and with respect to any criminal action or proceeding, had reasonable cause to believe that such person's conduct was lawful.

2. DERIVATIVE ACTION. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in the corporation's favor by reason of the fact that such person is or was a director, trustee, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee or agent of any other corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation; provided, however, that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for gross negligence or willful misconduct in the performance of such person's duty to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as such court shall deem proper. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, by itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interest of the corporation.

3. SUCCESSFUL DEFENSE. To the extent that a director, trustee, officer, employee or agent of the corporation has been successful, on the merits or otherwise, in whole or in part, in defense of any action, suit or proceeding referred to in paragraphs 1 and 2 above, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith.

4. AUTHORIZATION. Any indemnification under paragraph 1 and 2 above (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee or agent is proper in the circumstances because such person has met the applicable standard of conduct set forth in paragraph 1 and 2 above. Such determination shall be made (a) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (b) if by independent legal counsel (selected by one or more of the directors, whether or not a quorum and whether or not disinterested) in a written opinion, or by the shareholders. Anyone making such a determination under this paragraph 4 may determine that a person has met the standards therein set forth as to some claims, issues or matters but not as to others, and may reasonably prorate amounts to be paid as indemnification.

5. ADVANCES. Expenses incurred in defending civil or criminal actions, suits or proceedings shall be paid by the corporation, at any time or from time to time in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in paragraph 4 above upon receipt of an undertaking by or on behalf of the director, trustee, officer, employee or agent to repay such amount unless it shall ultimately be determined by the corporation that the payment of expenses is authorized in this Section.

6. NONEXCLUSIVITY. The indemnification provided in this Section shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any law, by-law, agreement, vote of shareholders or disinterested director or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee or agent and shall insure to the benefit of the heirs, executors, and administrators of such a person.

7. INSURANCE. The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, trustee, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee or agent of any corporation, partnership, joint venture, trust or other enterprise, against any liability assessed against such person in any such capacity or arising out of such person's status as such, whether or not the corporation would have the power to indemnify such person against such liability.

8. "CORPORATION" DEFINED. For purpose of this action, references to the "corporation" shall include, in addition to the corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had the power and authority to indemnify its directors, trustees, officers, employees or agents, so that any person who is or was a director, trustee, officer, employee or agent of such of constituent corporation will be considered as if such person was a director, trustee, officer, employee or agent of the corporation.

                          ARTICLE XI - WAIVER OF NOTICE

Unless otherwise provided by law, whenever any notice is required to be given to any stockholder or director of the corporation under the provisions of these by-laws or under the provisions of the articles of incorporation, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

                            ARTTCLE XII - AMENDMENTS

These By-Laws may be altered, amended or repealed and new By-Laws may be adopted by the board of directors.















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


                                   EXHIBIT 3.1

                             1999 STOCK OPTION PLAN

                       VOICE MOBILITY INTERNATIONAL, INC.
                             1999 STOCK OPTION PLAN

1.       GRANT OF OPTIONS GENERALLY.

         In accordance with the provisions hereinafter set forth in this stock option plan, the name of which is the VOICE MOBILITY INTERNATIONAL, INC. 1999 STOCK OPTION PLAN (the "Plan"), the Board of Directors (the "Board") or, the Compensation Committee (the "Stock Option Committee") of VOICE MOBILITY INTERNATIONAL, INC. (the "Corporation") is hereby authorized to issue from time to time on the Corporation's behalf to any one or more Eligible Persons, as hereinafter defined, options to acquire shares of the Corporation's $.001 par value common stock (the "Stock").

2.       TYPE OF OPTIONS.

         The Board or the Stock Option Committee is authorized to issue options which meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), which options are hereinafter referred to collectively as ISOs, or singularly as an ISO. The Board or the Stock Option Committee is also, in its discretion, authorized to issue options which are not ISOs, which options are hereinafter referred to collectively as NSOs, or singularly as an NSO. The Board or the Stock Option Committee is also authorized, but not obligated, to issue "Reload Options" in accordance with Paragraph 8 herein, which options are hereinafter referred to collectively as Reload Options, or singularly as a Reload Option. Except where the context indicates to the contrary, the term "Option' or "Options" means ISOs, NSOs and Reload Options.

3.       AMOUNT OF STOCK.

         The aggregate number of shares of Stock which may be purchased pursuant to the exercise of Options shall be 5,000,000 shares. Of this amount, the Board or the Stock Option Committee shall have the power and authority to designate whether any Options so issued shall be ISOs or NSOs, subject to the restrictions on ISOs contained elsewhere herein. If an Option ceases to be exercisable, in whole or in part, the shares of Stock underlying such Option shall continue to be available under this Plan. Further, if shares of Stock are delivered to the Corporation as payment for shares of Stock purchased by the exercise of an Options granted under this Plan, such shares of Stock shall also be available under this Plan. If there is any change in the number of shares of Stock on account of the declaration of stock dividends, recapitalization resulting in stock split-ups, or combinations or exchanges of shares of Stock, or otherwise, the number of shares of Stock available for purchase upon the exercise of Options, the shares of Stock subject to any Option and the exercise price of any outstanding Option shall be appropriately adjusted by the Board or the-Stock Option Committee. The Board or the Stock Option Committee shall give notice of any adjustments to each Eligible Person granted an Option under this Plan, and such adjustments shall be effective and binding on all Eligible Persons. If because of one or more recapitalizations, reorganizations or other corporate events, the holders of outstanding Stock receive something other than shares of Stock then, upon exercise of an Option, the Eligible Person will receive what the holder would have owned if the holder had exercised the Option immediately before the first such corporate event and not disposed of anything the holder received as a result of the corporate event.

4.       ELIGIBLE PERSONS

         (a) With respect to ISOs, an Eligible Person means any individual who has been employed by the Corporation or by any subsidiary of the Corporation for a continuous period of at least sixty
                  (60) days.

         (b) With respect to NSOs, an Eligible Person means (i) any individual who has been employed by the Corporation or by any subsidiary of the Corporation, for a continuous period of at least sixty (60) days, (ii) any director of the Corporation or any subsidiary of the Corporation (iii) any member of the Corporations advisory board member or of any of the Corporation's subsidiar(ies), or (iv) any consultant of the Corporation or by any subsidiary of the Corporation.

5.       GRANT OF OPTIONS.

         The Board or the Stock Option Committee has the right to issue the Options established by this Plan to Eligible Persons. The Board or the Stock Option Committee shall follow the procedures prescribed for it elsewhere in this Plan. A grant of Options shall be set forth in a writing signed on behalf of the Corporation or by a majority of the members of the Stock Option Committee. The writing shall identify whether the Option being granted is an ISO or an NSO and shall set forth the terms which govern the Option. The terms shall be determined by the Board or the Stock Option Committee, and may include, among other terms, the number of shares of Stock that may be acquired pursuant to the exercise of the Options, when the Options may be exercised, the period for which the Option is granted and including the expiration date, the effect on the Options of the Eligible Person terminates employment and whether the Eligible Person may deliver shares of Stock to pay for the shares of Stock to be purchased by the exercise of the Option. However, no term shall be set forth in the writing which is inconsistent with any of the terms of this Plan. The terms of an Option granted to an Eligible Person may differ from the terms of an Option granted to another Eligible Person, and may offer form the terms of an earlier Option granted to the same Eligible Person

6.       OPTION PRICE.

         The option price per share shall be determined by the Board or the Stock Option Committee at the time any Option is granted, and shall be not less than (i) in the case of an ISO, the fair market value, (ii) in the case of an ISO granted to a ten percent or greater stockholder, shall be determined by the Board, or (iii) in the case of an NSO, not less than 75% of the fair market value (but in no event less than the par value) of one share of Stock on the date the Option is granted, as determined by the Board or the Stock Option Committee. Fair market value as used herein shall be:

         (a) If shares of Stock shall be traded on an exchange or over-the-counter market, the closing price or the closing bid price of such Stock on such exchange or over-the-counter market on which such shares shall be traded on that date, or if such exchange or over-the-counter market is closed or if no shares shall have traded on such date, on the last preceding date on which such shares shall have traded, or such other value as determined by the Board or the Stock Option Committee of the Corporation.

         (b) If shares of Stock shall not be traded on an exchange or over-the-counter market, the value as determined by the Board or the Stock Option Committee of the Corporation.

7.       PURCHASE OF SHARES.

         An Option shall be exercised by the tender to the Corporation of the full purchase price of the Stock with respect to which the Option is exercised and written notice of the exercise. The purchase price of the Stock shall be in United States dollars, payable in cash or by check, or in property or Corporation stock or Options, if so permitted by the Board or the Stock Option Committee in accordance with the discretion granted in Paragraph 5 hereof, having a value equal to such purchase price. The Corporation shall not be required to issue or deliver any certificates for shares of Stock purchased upon the exercise of an Option prior to (i) if requested by the Corporation, the filing with the Corporation by the Eligible Person of a representation in writing that it is the Eligible Persons then present intention to acquire the Stock being purchased for investment and not for resale, and/or (ii) the completion of any registration or other qualification of such shares under any government regulatory body, which the Corporation shall determine to be necessary or advisable.

8.       GRANT OF RELOAD OPTIONS

         In granting an Option under this Plan, the Board or the Stock Option Committee may, but shall not be obligated to include, a Reload Option provision therein, subject to the provisions set forth in Paragraphs 20 and 21 herein. A Reload Option provision provides that if the Eligible Person pays the exercise price of shares of Stock to be purchased by the exercise of an ISO, NSO or another Reload Option (the "Original Option") by delivering to the Corporation shares of Stock already owned by the Eligible Person (the "Tendered Shares"), the Eligible Person shall receive a Reload Option which shall be a new Option to purchase shares of Stock equal in number to the tendered shares. The terms of any Reload Option shall be determined by the Board or the Stock Option Committee consistent with the provisions of this Plan.

9.       STOCK OPTION COMMITTEE

         The Stock Option Committee may be appointed from time to time by the Board. The Board may from time to time remove members from or add members to the Stock Option Committee. The Stock Option Committee shall be constituted so as to permit the Plan to comply in all respects with the provisions set forth in Paragraph 20 herein. The members of the Stock Option Committee may elect one to its members as its chairman. The Stock Option Committee shall hold its meetings at such time and places as its chairman shall determine. A majority of the Stock Option Committee's members present in person shall constitute a quorum for the transaction of business. All determinations of the Stock Option Committee will be made by the majority vote of the members constituting the quorum. The members may participate in a meeting of the Stock Option Committee by conference telephone or similar communications equipment by means of which all members participating in the meeting can hear each other. Participation in a meeting in that manner will constitute presence in person at the meeting. Any decision or determination reduced to writing and signed by all members of the Stock Option Committee will be effective as if it had been made by a majority vote of all members of the Stock Option Committee at a meeting which is duly called and held.

10.      ADMINISTRATION OF PLAN

         In addition to granting Options and to exercising the authority granted to it elsewhere in this Plan, the Board or the Stock Option Committee is granted the full right and authority to interpret and construe the provisions of this Plan, promulgate, amend and rescind rules and procedures relating to the implementation of the Plan and to make all other determinations necessary or advisable for the administration of the Plan, consistent, however, with the intent of the Corporation that Options granted or awarded pursuant to the Plan comply with the provisions of Paragraph 20 and 21 herein. All determinations made by the Board or the Stock Option Committee shall be final, binding and conclusive on all persons including the Eligible Person, the Corporation and its stockholders, employees, officers and directors and consultants. No member of the Board or the Stock Option Committee will be liable for any act or omission in connection with the administration of this Plan unless it is attributable to that member's willful misconduct.

11.      PROVISIONS APPLICABLE TO ISOS.

         The following provisions shall apply to all ISOs granted by the Board or the Stock Option Committee and are incorporated by reference into any writing granting an ISO:

         (a) An ISO may only be granted within ten (10) years from June 29, 1999, the date that this Plan was originally adopted by the Board.

         (b) An ISO may not be exercised after the expiration of ten (10) years from the date the ISO is granted.

         (c) The option price may not be less than the fair market value of the Stock at the time the ISO is granted.

         (d) An ISO is not transferable by the Eligible Person to whom it is granted except by will, or the laws of descent and distribution, and is exercisable during his or her lifetime only by the Eligible Person.

         (e) If the Eligible Person receiving the ISO owns at the time of the grant stock possessing more than ten (10%) percent of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation (as those terms are defined in the Code), then the option price shall be at least 110% of the fair market value of the Stock, and the ISO shall not be exercisable after the expiration of five (5) years from the date the ISO is granted.

         (f) The aggregate fair market value (determined at the time the ISO is granted) of the Stock with respect to which the ISO is first exercisable by the Eligible Person during any calendar year (under this Plan and any other incentive stock option plan of the Corporation) shall not exceed $100,000.

         (g) Even if the shares of Stock which are issued upon exercise of an ISO are sold within one year following the exercise of such ISO so that the sale constitutes a disqualifying disposition for ISO treatment under the Code, no provision of this Plan shall be construed as prohibiting such a sale.

         (h) This Plan was adopted by the Corporation on June 29, 1999, by virtue of its approval by the Board. Approval by the stockholders of the Corporation is to occur prior to June 28, 2000.

12.      DETERMINATION OF FAIR MARKET VALUE

         In granting ISOs under this Plan, the Board or the Stock Option Committee shall make a good faith determination as to the fair market value of the Stock at the time of granting the ISO.

13.      RESTRICTIONS ON ISSUANCE OF STOCK

         The Corporation shall not be obligated to sell or issue any shares of Stock pursuant to the exercise of an Option unless the Stock with respect to which the Option is being exercised is at that time effectively registered or exempt from registration under the Securities Act of 1933, as amended, and any other applicable laws, rules and regulations. The Corporation may condition the exercise of an Option granted in accordance herewith upon receipt from the Eligible Person, or any other purchaser thereof, of a written representation that at the time of such exercise it is his or her then present intention to acquire the shares of Stock for investment and not with a view to, or for sale in connection with, any distribution thereof; except that, in the case of a legal representative of an Eligible Person, "distribution" shall be defined to exclude distribution by will or under the laws of descent and distribution. Prior to issuing any shares of Stock pursuant to the exercise of an Option, the Corporation shall take such steps as it deems necessary to satisfy any withholding tax obligations imposed upon it by any level of government.

14.      EXERCISE IN THE EVENT OF DEATH OF TERMINATION OR EMPLOYMENT

         (a) If an optionee shall die (i) while an employee of the Corporation or a Subsidiary or within three months after termination of his employment with the Corporation or a Subsidiary because of his disability, or retirement or otherwise, his Options may be exercised, to the extent that the optionee shall have been entitled to do so on the date of his death or such termination of employment by the person or persons to whom the optionee's right under the Option pass by will or applicable law, or if no such person has such right, by his executors or administrators, at any time, or from time to time. In the event of termination of employment because of his death while an employee or because of disability, his Options may be exercised not later than the expiration date specified in Paragraph 5 or one year after the optionee's death, whichever date is earlier, or in the event of termination of employment because of retirement or otherwise, not later than the expiration date specified in Paragraph 5 hereof or one year after the optionee's death, whichever date is earlier.

         (b) If an optionee's employment by the Corporation or a Subsidiary shall terminate because of his disability and such optionee has not died within the following three months, he may exercise his Options, to the extent that he shall have been entitled to do so at the date of the termination of his employment, at any time, or from time to time, but not later than the expiration date specified in Paragraph 5 hereof or one year after termination of employment, whichever date is earlier.


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


         (c) If an optionee's employment shall terminate by reason of his retirement in accordance with the terms of the Corporation's retirement plans or with the consent of the Board or the Stock Option Committee or involuntarily other than by termination for cause, and such optionee had not died within the following three months, he may exercise his Option to the extent he shall have been entitled to do so at the date of the termination of his employment, at any time and from time to time, but not later than the expiration date specified in Paragraph 5 hereof.

         (d) If an optionee's employment shall terminate for cause, all right to exercise his Options shall terminate at the date of such termination of employment.

15.      CORPORATE EVENTS

         In the event of the proposed dissolution or liquidation of the Corporation, a proposed sale of all or substantially all of the assets of the Corporation, a merger or tender for the Corporation's shares of Common Stock the Board shall declare that each Option granted under this Plan shall terminate as of a date to be fixed by the Board; provided that not less than thirty (30) days written notice of the date so fixed shall be given to each Eligible Person holding an Option, and each such Eligible Person shall have the right, during the period of thirty (30) days preceding such termination, to exercise his Option as to all or any part of the shares of Stock covered thereby, including shares of Stock as to which such Option would not otherwise be exercisable. Nothing set forth herein shall extend the term set for purchasing the shares of Stock set forth in the Option.

16.      NO GUARANTEE OF EMPLOYMENT

         Nothing in this Plan or in any writing granting an Option will confer upon any Eligible Person the right to continue in the employ of the Eligible Person's employer, or will interfere with or restrict in any way the right of the Eligible Person's employer to discharge such Eligible Person at any time for any reason whatsoever, with or without cause.

17.      NONTRANSFERABILITY

         No Option granted under the Plan shall be transferable other than by will or by the laws of descent and distribution. During the lifetime of the optionee, an Option shall be exercisable only by him.

18.      NO RIGHTS AS STOCKHOLDER

         No optionee shall have any rights as a stockholder with respect to any shares subject to his Option prior to the date of issuance to him of a certificate or certificates for such shares.

19.      AMENDMENT AND DISCONTINUANCE OF PLAN

         The Board may amend, suspend or discontinue this Plan at any time. However, no such action may prejudice the rights of any Eligible Person who has prior thereto been granted Options under this Plan. Further, no amendment to this Plan which has the effect of (a) increasing the aggregate number of shares of Stock subject to this Plan (except for adjustments pursuant to Paragraph 3 herein), or (b) changing the definition of Eligible Person under this Plan, may be effective unless and until approval of the stockholders of the Corporation is obtained in the same manner as approval of this Plan is required. The

         Board is authorized to seek the approval of the Corporation's stockholders for any other changes it proposes to make to this Plan which require such approval, however, the Board may modify the Plan as necessary, to effectuate the intent of the Plan as a result of any changes in the tax, accounting or securities laws treatment of Eligible Persons and the Plan, subject to the provisions set forth in this Paragraph 19, and Paragraphs 20 and 21.

20.      COMPLIANCE WITH RULE 16B-3

         This Plan is intended to comply in all respects with Rule 16b-3 ("Rule 16b-3") promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with respect to participants who are subject to Section 16 of the Exchange Act, and any provision(s) herein that is/are contrary to Rule 16b-3 shall be deemed null and void to the extent appropriate by either the Stock Option Committee or the Board.

21.      COMPLIANCE WITH CODE

         The aspects of this Plan on ISOs are intended to comply in every respect with Section 422 of the Code and the regulations promulgated thereunder. in the event any future statute or regulation shall modify the existing stature, the aspects of this Plan on ISOs shall be deemed to incorporate by reference such modification. Any stock option agreement relating to any Option granted pursuant to this Plan outstanding and unexercised at the time any modifying statute or regulation becomes effective shall also be deemed to incorporate by reference such modification and no notice of such modification need to be given to optionee.

         If any provision of the aspects of this Plan on ISOs is determined to disqualify the shares purchasable pursuant to the Options granted under this Plan from the special tax treatment provided by Code Section 422, such provision shall be deemed null and void and to incorporate by reference the modification required to qualify the shares for said tax treatment.

22.      COMPLIANCE WITH OTHER LAWS AND REGULATIONS

         The Plan, the grant and exercise of Options thereunder, and the obligation of the Corporation to sell and deliver Stock under such options, shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of Stock prior to (a) the listing of such shares on any stock exchange or over-the-counter market on which the Stock may then be fisted and (b) the completion of any registration or qualification of such shares under any federal or state law, or any ruling or regulation of any government body which the Corporation shall, in its sole discretion, determine to be necessary or advisable. Moreover, no option may be exercised if its exercise or the receipt of Stock pursuant thereto would be contrary to applicable laws.

23.      DISPOSITION OF SHARES.

         In the event any share of Stock acquired by an exercise of an Option granted under the Plan shall be transferable other than by will or by the laws of descent and distribution within two years of the date such Option was granted or within one year after the transfer


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


         of such Stock pursuant to such exercise, the optionee shall give prompt written notice thereof to the Corporation or the Stock Option Committee.

24.      NAME.

         The Plan shall be known as the "Voice Mobility 1999 Stock Option Plan."











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


25.      NOTICES

         Any notice hereunder shall be in writing and sent by certified mail, return receipt requested or by facsimile transmission (with electronic or written confirmation of receipt) and when addressed to the Corporation shall be sent to it at its office, 701-543 Granville Street, Vancouver, British Columbia V6C 1X8 Canada and when addressed to the Committee shall be sent to it 701-543 Granville Street, Vancouver, British Columbia V6C 1X8 Canada, subject to the right of either party to designate at any time hereafter in writing some other address, facsimile number or person to whose attention such notice shall be sent.

26.      HEADINGS

         The headings preceding the text of Sections and subparagraphs hereof are inserted solely for convenience of reference, and shall not constitute a part of this Plan nor shall they affect its meaning, construction or effect.

27.      EFFECTIVE DATE

         The Plan, was adopted by the Board on June 29, 1999. The effective date of the Plan shall be the same date.


Dated as of June 29, 1999


                                           VOICE MOBILITY INTERNATIONAL, INC.



                                           By:  /s/ James J. Hutton
                                                --------------------------
                                                James J. Hutton, President




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


                                   EXHIBIT 3.2
                   AMENDED AND RESTATED 1999 STOCK OPTION PLAN

                       VOICE MOBILITY INTERNATIONAL, INC.
                              AMENDED AND RESTATED
                             1999 STOCK OPTION PLAN

1.       GRANT OF AWARDS GENERALLY.

         In accordance with the provisions hereinafter set forth in this stock option plan, the name of which is the VOICE MOBILITY INTERNATIONAL, INC. AMENDED AND RESTATED 1999 STOCK OPTION PLAN (the "Plan"), the Board of Directors (the "Board") or, the Compensation Committee (the "Committee") of VOICE MOBILITY INTERNATIONAL, INC. (the "Corporation") is hereby authorized to issue from time to time on the Corporation's behalf to any one or more Eligible Persons, as hereinafter defined, Awards to acquire shares of the Corporation's $.001 par value common stock (the "Stock").



2.       TYPE OF AWARDS

         (a) The Board and the Committee are authorized under this Plan to enter into any type of arrangement with a Participant that is not inconsistent with the provisions of this Plan and that, by its terms, involves or might involve the issuance of (i) shares of Stock, or (ii) a Derivative Security (as such term is defined in Rule 16a-1 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as such Rule may be amended from time to time) with an exercise or conversion privilege at a price related to the Stock or with a value derived from the value of the Stock. The entering into of any such arrangement is referred to herein as the "grant" of an "Award."

         (b) Awards are not restricted to any specified form or structure and may include, without limitation, sales or bonuses of stock, restricted stock, stock options (including options which meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), ("ISOs") and options which are not ISOs (NSOs), reload stock options in accordance with Paragraph 8 herein ("Reload Options"), stock purchase warrants, other rights to acquire stock, securities convertible into or redeemable for stock, stock appreciation rights, limited stock appreciation rights, phantom stock, dividend equivalents, performance units or performance shares, and an Award may consist of one such security or benefit, or two or more of them in tandem or in the alternative.

         (c) Stock and Derivative Securities may be issued pursuant to an Award for any lawful consideration as determined by the Board or the Committee, including, without limitation, services rendered by the recipient of such Award.

3.       AMOUNT OF STOCK.


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


         The aggregate number of shares of Stock which may be purchased pursuant to the exercise of Awards shall be 10,000,000 shares of Stock. Of this amount, the Board or the Committee shall have the power and authority to designate whether any options so issued shall be ISOs or NSOs, subject to the restrictions on ISOs contained elsewhere herein. If an Award ceases to be exercisable, in whole or in part, the shares of Stock underlying such option shall continue to be available under this Plan. Further, if shares of Stock are delivered to the Corporation as payment for shares of Stock purchased by the exercise of an Award granted under this Plan, such shares of Stock shall also be available under this Plan. If there is any change in the number of shares of Stock on account of the declaration of stock dividends, recapitalization resulting in stock split-ups, or combinations or exchanges of shares of Stock, or otherwise, the number of shares of Stock available for purchase upon the exercise of Awards, the shares of Stock subject to any Award and the exercise price of any outstanding Awards shall be appropriately adjusted by the Board or the Stock Option Committee. The Board or the Stock Option Committee shall give notice of any adjustments to each Eligible Person granted an Award under this Plan, and such adjustments shall be effective and binding on all Eligible Persons. If because of one or more recapitalizations, reorganizations or other corporate events, the holders of outstanding Stock receive something other than shares of Stock then, upon exercise of an Award, the Eligible Person will receive what the holder would have owned if the holder had exercised the Award immediately before the first such corporate event and not disposed of anything the holder received as a result of the corporate event.


4.       ELIGIBLE PERSONS

          (a) With respect to ISOs, an Eligible Person means any individual who has been employed by the Corporation or by any subsidiary of the Corporation for a continuous period of at least sixty
                  (60) days.

         (b) With respect to all other forms of Awards, an Eligible Person means (i) any individual who has been employed by the Corporation or by any subsidiary of the Corporation, for a continuous period of at least sixty (60) days, (ii) any director of the Corporation or any subsidiary of the Corporation (iii) any member of the Corporations advisory board or of any of the Corporation's subsidiary(ies), or (iv) any consultant of the Corporation or by any subsidiary of the Corporation.

5.       GRANT OF AWARDS.

         The Board or the Committee has the right to issue the Awards established by this Plan to Eligible Persons. The Board or the Committee shall follow the procedures prescribed for it elsewhere in this Plan. A grant of Awards shall be set forth in a writing signed the Board or by a majority of the members of the Committee. The writing shall identify whether the Award being granted includes ISOs and shall set forth the terms which govern the Awards. The terms shall be determined by the Board or the Committee, and may include, among other terms, the number of shares of Stock that may be acquired pursuant to the exercise of the Awards, when the Awards may be exercised, the period for which the Award is granted and the expiration date, the effect on the Awards if the Eligible Person terminates employment, and whether the Eligible Person may deliver shares of Stock to pay for the shares of Stock to be purchased by the exercise of the Award. However, no term shall be set forth in the writing which is inconsistent with any of the terms of this Plan. The terms of an Award granted to an Eligible Person may differ from the terms of an Award granted to another Eligible Person, and may differ from the terms of an earlier Option granted to the same Eligible Person

6.       EXERCISE PRICE.

         The exercise price per share shall be determined by the Board or the Committee at the time any Award is granted, and shall be not less than
         (i) in the case of an ISO, the fair market value, (ii) in the case of an ISO granted to a ten percent or greater stockholder, shall be determined by the Board, or (iii) in the case of all other Awards, not less than 75% of the fair market value (but in no event less than the par value) of one share of Stock on the date the Award is granted, as determined by the Board or the Committee. Fair market value as used herein shall be:

         (a) If shares of Stock shall be traded on an exchange or over-the-counter market, the closing price or the closing bid price of such Stock on such exchange or over-the-counter market on which such shares shall be traded on that date, or if such exchange or over-the-counter market is closed or if no shares shall have traded on such date, on the last preceding date on which such shares shall have traded, or such other value as determined by the Board or the Committee.












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


         b) If shares of Stock shall not be traded on an exchange or over-the-counter market, the value as determined by the Board or the Committee.

7.       PAYMENT OF EXERCISE PRICE


         (a) Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Award shall be made (i) in cash, by check, or cash equivalent, (ii) by tender to the Corporation of shares of Stock owned by the holder of the Award having a Fair Market Value (as determined by the Corporation without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Corporation) not less than the exercise price, (iii) by the assignment of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Award (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a "Cashless Exercise"), (iv) by the holderof the Award's promissory note in a form approved by the Board or the Committee, (v) by such other consideration as may be approved by the Board or the Committee from time to time to the extent permitted by applicable law, or (vi) by any combination thereof. The Board or the Committee may at any time or from time to time, by adoption of or by amendment to the standard forms of Awards described in Section 7, or by other means, grant Awards which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

         (b) Notwithstanding the foregoing, an Award may not be exercised by tender to the Corporation of shares of Stock to the extent such tender of Stock would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Corporation's stock.
                  Unless otherwise provided by the Board or the Committee, an Award may not be exercised by tender to the Corporation of shares of Stock unless such shares either have been owned by the holder for more than six (6) months or were not acquired, directly or indirectly, from the Corporation.

         (c) The Corporation reserves, at any and all times, the right, in the Corporation's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Awards by means of a Cashless Exercise.

         (d) No promissory note shall be permitted if the exercise of an Award using a promissory note would be a violation of any law. Any permitted promissory note shall be on such terms as the Board or Committee shall determine. The Board and the Committee shall have the authority to permit or require the Award holder to secure any promissory note used to exercise an Award with the shares of Stock acquired upon the exercise of the Award or with other collateral acceptable to the Board or the Committee. Unless


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


         otherwise provided by the Board or the Committee, if the Corporation at any time is subject to the regulations promulgated by the Board of Governors of the Federal Reserve System or any other governmental entity affecting the extension of credit in connection with the Corporation's securities, any promissory note shall comply with such applicable regulations, and the Award holder shall pay the unpaid principal and accrued interest if any, to the extent necessary to comply with such applicable regulations.

         (e) The Corporation shall have the right, but not the obligation, to deduct from the shares of Stock issuable upon the exercise of any Award Option, or to accept from the Award holder the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Corporation, equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld by the Corporation with respect to such Award or the shares acquired upon the exercise thereof. Alternatively or in addition, in its sole discretion, the Corporation shall have the right to require the Award holder, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise, to make adequate provision for any such tax withholding obligations of the Corporation arising in connection with the Awards or the shares of Stock acquired upon the exercise thereof. The Corporation shall have no obligation to deliver share of Stock or to release shares of Stock from an escrow established pursuant to the Award until the Corporation's tax withholding obligations have been satisfied by the Award holder.


8.       GRANT OF RELOAD OPTIONS

         In granting stock options under this Plan, the Board or the Committee may, but shall not be obligated to, include a Reload Option provision therein, subject to the provisions set forth in Paragraphs 20 and 21 herein. A Reload Option provision provides that if the Eligible Person pays the exercise price of shares of Stock to be purchased by the exercise of an Award (the "Original Option") by delivering to the Corporation shares of Stock already owned by the Eligible Person (the "Tendered Shares"), the Eligible Person shall receive a Reload Option which shall be a new Option to purchase shares of Stock equal in number to the tendered shares. The terms of any Reload Option shall be determined by the Board or the Committee consistent with the provisions of this Plan.


9.       COMMITTEE

         The Committee may be appointed from time to time by the Board. The Board may from time to time remove members from or add members to the Committee. The Committee shall be constituted so as to permit the Plan to comply in all respects with the provisions set forth in Paragraph 20 herein. The members of theCommittee may elect one to its members as its chairman. The Committee shall hold its meetings at such time and places as its chairman shall determine. A majority of the Committee's members present in person shall constitute a quorum for the transaction of business. All determinations of the Committee will be made by the majority vote of the members constituting the quorum. The members may participate in a meeting of the Committee by conference telephone or similar communications equipment by means of which all members participating in the meeting can hear each other. Participation in a meeting in that manner will constitute


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


         presence in person at the meeting. Any decision or determination reduced to writing and signed by all members of the Committee will be effective as if it had been made by a majority vote of all members of the Committee at a meeting which is duly called and held.


10.      ADMINISTRATION OF PLAN

         In addition to granting Awards and to exercising the authority granted to it elsewhere in this Plan, the Board or the Committee is granted the full right and authority to interpret and construe the provisions of this Plan, promulgate, amend and rescind rules and procedures relating to the implementation of the Plan and to make all other determinations necessary or advisable for the administration of the Plan, consistent, however, with the intent of the Corporation that Awards granted or awarded pursuant to the Plan comply with the provisions of Paragraph 20 and 21 herein. All determinations made by the Board or the Committee shall be final, binding and conclusive on all persons including the Eligible Person, the Corporation and its stockholders, employees, officers and directors and consultants. No member of the Board or the Committee will be liable for any act or omission in connection with the administration of this Plan unless it is attributable to that member's willful misconduct.


11.      PROVISIONS APPLICABLE TO ISOS.

         The following provisions shall apply to all ISOs granted by the Board or the Committee and shall be incorporated by reference into any writing granting an ISO:

         (a) An ISO may only be granted within ten (10) years from June 29, 1999, the date that this Plan was originally adopted by the Board.

         (b) An ISO may not be exercised after the expiration of ten (10) years from the date the ISO is granted.

         (c) The option price may not be less than the fair market value of the Stock at the time the ISO is granted.

         (d) An ISO is not transferable by the Eligible Person to whom it is granted except by will, or the laws of descent and distribution, and is exercisable during his or her lifetime only by the Eligible Person.

         (e) If the Eligible Person receiving the ISO owns at the time of the grant stock possessing more than ten (10%) percent of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation (as those terms are defined in the Code), then the option price shall be at least 110% of the fair market value of the Stock, and the ISO shall not be exercisable after the expiration of five (5) years from the date the ISO is granted.

         (f) The aggregate fair market value (determined at the time the ISO is granted) of the Stock with respect to which the ISO is first exercisable by the Eligible Person during any calendar year (under this Plan and any other incentive stock option plan of the Corporation) shall not exceed $100,000.


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


         (g) Even if the shares of Stock which are issued upon exercise of an ISO are sold within one year following the exercise of such ISO so that the sale constitutes a disqualifying disposition for ISO treatment under the Code, no provision of this Plan shall be construed as prohibiting such a sale.

         (f) This Plan was adopted by the Corporation on June 29, 1999, by virtue of its approval by the Board and amended and restated on March 10, 2000. Approval by the stockholders of the Corporation is to occur prior to June 28, 2000.


12.      DETERMINATION OF FAIR MARKET VALUE

         In granting ISOs under this Plan, the Board or the Committee shall make a good faith determination as to the fair market value of the Stock at the time of granting the ISO in accordance with the provisions of
         Section 6 above.


13.      RESTRICTIONS ON ISSUANCE OF STOCK

         The Corporation shall not be obligated to sell or issue any shares of Stock pursuant to the exercise of an Award unless the Stock with respect to which the Award is being exercised is at that time effectively registered or exempt from registration under the Securities Act of 1933, as amended, and any other applicable laws, rules and regulations. The Corporation may condition the exercise of an Award granted in accordance herewith upon receipt from the Eligible Person, or any other purchaser thereof, of a written representation that at the time of such exercise it is his or her then present intention to acquire the shares of Stock for investment and not with a view to, or for sale in connection with, any distribution thereof; except that, in the case of a legal representative of an Eligible Person, "distribution" shall be defined to exclude distribution by will or under the laws of descent and distribution. Prior to issuing any shares of Stock pursuant to the exercise of an Award, the Corporation shall take such steps as it deems necessary to satisfy any withholding tax obligations imposed upon it by any level of government.


14.      EXERCISE IN THE EVENT OF DEATH OF TERMINATION OR EMPLOYMENT

         (a) If an Award holder shall die (i) while an employee of the Corporation or a Subsidiary or within three months after termination of his employment with the Corporation or a Subsidiary because of his disability, or retirement or otherwise, his Awards may be exercised, to the extent that the Award holder shall have been entitled to do so on the date of his death or such termination of employment by the person or persons to whom the Award holder's right under the Award pass by will or applicable law, or if no such person has such right, by his executors or administrators, at any time, or from time to time. In the event of termination of employment because of his death while an employee or because of disability, his Awards may be exercised not later than the expiration date specified in Paragraph 5 or one year after the Award holder's death, whichever date is earlier, or in the event of termination of employment because of retirement or otherwise, not later than the expiration date specified in Paragraph 5 hereof or one year after the Award holder's death, whichever date is earlier.

         (b) If an Award holder's employment by the Corporation or a Subsidiary shall terminate because of his disability and such Awardholder has not died within the following three months, he may exercise his Awards, to the extent that he shall have been entitled to do so at the date of the termination of his employment, at any time, or from time to time, but not later than the expiration date specified in Paragraph 5 hereof or one year after termination of employment, whichever date is earlier.

         (c) If an Award holder's employment shall terminate by reason of his retirement in accordance with the terms of the Corporation's retirement plans or with the consent of the Board or the Committee or involuntarily other than by termination for cause, and such Award holder had not died within the following three months, he may exercise his Award to the extent he shall have been entitled to do so at the date of the termination of his employment, at any time and from time to time, but not later than the expiration date specified in Paragraph 5 hereof.

         (d) If an Award holder's employment shall terminate for cause, all right to exercise his Awards shall terminate at the date of such termination of employment.


15.      CORPORATE EVENTS

         In the event of the proposed dissolution or liquidation of the Corporation, a proposed sale of all or substantially all of the assets of the Corporation, a merger or tender for the Corporation's shares of Stock, the Board or the Committee shall declare that each Award granted under this Plan shall terminate as of a date to be fixed by the Board; provided that not less than thirty (30) days written notice of the date so fixed shall be given to each Eligible Person holding an Award, and each such Eligible Person shall have the right, during the period of thirty (30) days preceding such termination, to exercise his Award as to all or any part of the shares of Stock covered thereby, including shares of Stock as to which such Award would not otherwise be exercisable. Nothing set forth herein shall extend the term set for purchasing the shares of Stock set forth in the Award.

16.      NO GUARANTEE OF EMPLOYMENT

         Nothing in this Plan or in any writing granting an Award will confer upon any Eligible Person the right to continue in the employ of the Eligible Person's employer, or will interfere with or restrict in any way the right of the Eligible Person's employer to discharge such Eligible Person at any time for any reason whatsoever, with or without cause.

17.      NONTRANSFERABILITY

         No Award granted under the Plan shall be transferable other than by will or by the laws of descent and distribution. During the lifetime of the Award holder, an Award shall be exercisable only by him, or by his guardian or legal representative.

18.      NO RIGHTS AS STOCKHOLDER


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


         No Award holder shall have any rights as a stockholder with respect to any shares subject to his Award prior to the date of issuance to him of a certificate or certificates for such shares.


19.      AMENDMENT AND DISCONTINUANCE OF PLAN

         The Board may amend, suspend or discontinue this Plan at any time. However, no such action may prejudice the rights of any Eligible Person who has prior thereto been granted Awards under this Plan. Further, no amendment to this Plan which has the effect of (a) increasing the aggregate number of shares of Stock subject to this Plan (except for adjustments pursuant to Paragraph 3 herein), or (b) changing the definition of Eligible Person under this Plan, may be effective unless and until approval of the stockholders of the Corporation is obtained in the same manner as approval of this Plan is required. The Board is authorized to seek the approval of the Corporation's stockholders for any other changes it proposes to make to this Plan which require such approval, however, the Board may modify the Plan as necessary, to effectuate the intent of the Plan as a result of any changes in the tax, accounting or securities laws treatment of Eligible Persons and the Plan, subject to the provisions set forth in this Paragraph 19, and Paragraphs 20 and 21.


20.      COMPLIANCE WITH RULE 16B-3

         This Plan is intended to comply in all respects with Rule 16b-3 ("Rule 16b-3") promulgated by the Securities and Exchange Commission under the Exchange Act, with respect to participants who are subject to Section 16 of the Exchange Act, and any provision(s) herein that is/are contrary to Rule 16b-3 shall be deemed null and void to the extent appropriate by either the Committee or the Board.


21.      COMPLIANCE WITH CODE

         The aspects of this Plan dealing with ISOs are intended to comply in every respect with Section 422 of the Code and the regulations promulgated thereunder. in the event any future statute or regulation shall modify the existing stature, the aspects of this Plan on ISOs shall be deemed to incorporate by reference such modification. Any stock option agreement relating to any ISO granted pursuant to this Plan outstanding and unexercised at the time any modifying statute or regulation becomes effective shall also be deemed to incorporate by reference such modification and no notice of such modification need to be given to optionee.

         If any provision of the aspects of this Plan dealing with ISOs is determined to disqualify the shares purchasable pursuant to the ISOs granted under this Plan from the special tax treatment provided by Code
         Section 422, such provision shall be deemed null and void and to incorporate by reference the modification required to qualify the shares for said tax treatment.

22.      COMPLIANCE WITH OTHER LAWS AND REGULATIONS

         The Plan, the grant and exercise of Awards thereunder, and the obligation of the Corporation to sell and deliver Stock under such Awards, shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. Moreover, no option may be exercised if its exercise or the receipt of Stock pursuant thereto would be contrary to applicable laws.


23.      DISPOSITION OF SHARES.

         In the event any share of Stock acquired by an exercise of an Award granted under the Plan shall be transferable other than by will or by the laws of descent and distribution within two years of the date such Award was granted or within one year after the transfer of such Stock pursuant to such exercise, the Award holder shall give prompt written notice thereof to the Board or the Committee.


24.      NAME.

         The Plan shall be known as the "Voice Mobility Amended and Restated 1999 Stock Option Plan."


25.      NOTICES

         Any notice hereunder shall be in writing and sent by certified mail, return receipt requested or by facsimile transmission (with electronic or written confirmation of receipt) and when addressed to the Corporation shall be sent to it at its office, 701-543 Granville Street, Vancouver, British Columbia V6C 1X8 Canada and when addressed to the Committee shall be sent to it 701-543 Granville Street, Vancouver, British Columbia V6C 1X8 Canada, subject to the right of either party to designate at any time hereafter in writing some other address, facsimile number or person to whose attention such notice shall be sent.


26.      HEADINGS

         The headings preceding the text of Sections and subparagraphs hereof are inserted solely for convenience of reference, and shall not constitute a part of this Plan nor shall they affect its meaning, construction or effect.


27.      EFFECTIVE DATE

         The Plan, was adopted by the Board on June 29, 1999 and amended and restated on March 10, 2000. The effective date of the Plan shall be the date on which the Plan is approved by the stockholder of the Corporation.

Dated as of March 10, 2000

                                           VOICE MOBILITY INTERNATIONAL, INC.

                                           By: /s/ Thomas G. O'Flaherty
                                              ---------------------------------
                                           Thomas G. O'Flaherty, President

PROXY                                                                     PROXY
                       VOICE MOBILITY INTERNATIONAL, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MANAGEMENT OF VOICE MOBILITY INTERNATIONAL, INC.

The undersigned appoints James J. Hutton and William E. Krebs as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the Common Stock of Voice Mobility International, Inc. (the "Company") held of record by the undersigned on May 12, 2000, at the Annual Meeting of Stockholders to be held at the Metropolitan Hotel, located at 645 Howe Street, in British Columbia, Canada, on June 9, 2000, or any adjournment thereof.

Please check this box only if you intend to attend and vote at the Annual Meeting / /

TO ASSIST THE COMPANY IN TABULATING THE VOTES SUBMITTED BY PROXY PRIOR TO THE ANNUAL MEETING, WE REQUEST THAT YOU MARK, SIGN, DATE AND RETURN THIS PROXY BY JUNE 1, 2000 USING THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN THE BOX.

                                                                      FOR      AGAINST   ABSTAIN
PROPOSAL 1.    ADOPTION OF AMENDMENT TO ARTICLES OF INCORPORATION.    / /        / /       / /

               To approve and adopt an amendment to the Company's
               Articles of Incorporation to increase the total amount of the Company's authorized common stock, $.001 par value per share from 50,000,000 shares to 100,000,000 shares.


                                                                       FOR      AGAINST   ABSTAIN
PROPOSAL 2.    ADOPTION OF AMENDED AND RESTATED BYLAWS.                / /        / /       / /
               To approve and adopt the Amended and
               Restated Bylaws as the Bylaws of the Company.

PROPOSAL 3.    ELECTION OF DIRECTORS.

               / /  FOR all nominees.      / /  WITHHOLD authority to vote.  (except as marked contrary below)

               NOMINEES:         Thomas G. O'Flaherty, James J. Hutton, William E. Krebs, Randy G. Buchamer,
                                 Colin Corey, Morgan Sturdy and David Scott.

               INSTRUCTIONS:     To withhold authority to vote for any individual nominee, write that nominee's name in the space below.

               ----------------------------------------------------------------------


                                                                       FOR      AGAINST   ABSTAIN
PROPOSAL 4.    APPROVAL OF AMENDMENT TO THE 1999 STOCK OPTION PLAN.    / /        / /       / /
               To approve and adopt an amendment to the Company's
               1999 Stock Option Plan to increase the number of
               shares available under such plan to 10,000,000
               shares.


In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder.

If no direction is made, this Proxy will be voted "FOR" each of the nominated directors and "FOR" each of the Proposals.

Dated: ______________________________

Signature: ____________________________________________________________________

PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. WHEN SHARES ARE HELD JOINTLY, BOTH SHAREHOLDERS SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE INDICATE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE INDICATE FULL CORPORATE NAME; AND IF SIGNED BY THE PRESIDENT OR ANOTHER AUTHORIZED OFFICER, PLEASE SPECIFY THE OFFICER'S CAPACITY. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.